EXHIBIT 10.41


          CONFIDENTIAL PORTIONS HAVE BEEN  OMITTED
          AND FILED SEPARATELY WITH THE SECURITIES
          AND  EXCHANGE COMMISSION PURSUANT  TO  A
          CONFIDENTIAL TREATMENT REQUEST.


         BOMBARDIER REGIONAL AIRCRAFT DIVISION


                  PURCHASE AGREEMENT


                        PA-0454




                        BETWEEN


                    BOMBARDIER INC.



                          AND



                ATLANTIC COAST AIRLINES

              Relating to the Purchase of
        SIX (6) Canadair Regional Jet aircraft

          Including related Customer Support
                       Services

                   TABLE OF CONTENTS

          ARTICLE
                1      INTERPRETATION
                2   SUBJECT MATTER OF SALE
                 3    CUSTOMER  SUPPORT  SERVICES  AND
               WARRANTY
                4          PRICE
                5         PAYMENT
                6     DELIVERY PROGRAM
                7    BUYER INFORMATION
                8   CERTIFICATION FOR EXPORT
                9   ACCEPTANCE PROCEDURE
               10   TITLE AND RISK
                11  CHANGES
                  12    BUYER'S   REPRESENTATIVES   AT
               MANUFACTURE SITE
                13  EXCUSABLE DELAY
                14  NON-EXCUSABLE DELAY
                15  LOSS OR DAMAGE
                16  TERMINATION
                17  NOTICES
                   18     INDEMNITY   AGAINST   PATENT
               INFRINGEMENT
                19  LIMITATION OF LIABILITY
                20  ASSIGNMENT
                21  SUCCESSORS
                22  APPLICABLE LAWS
                23  CONFIDENTIAL NATURE OF AGREEMENT
                24  AGREEMENT
                25  DISPUTES

               APPENDIX
                I   ECONOMIC ADJUSTMENT FORMULA
                II   DELIVERY SCHEDULE
                III SPECIFICATION
                IV  BUYER SELECTED OPTIONAL FEATURES


               EXHIBIT
                I   CERTIFICATE OF ACCEPTANCE
                II      BILL OF SALE
                III CERTIFICATE OF RECEIPT OF AIRCRAFT
                IV  CHANGE ORDER


               ANNEX                                 A
               CUSTOMER SUPPORT SERVICES
               ANNEX                                 B
               WARRANTY AND SERVICE LIFE POLICY


                   LETTER AGREEMENTS


          Letter  Agreement  No.  001       Credit
               Memorandum

          Letter Agreement No. 002      Assignment

          Letter  Agreement  No.  003       Option
               Aircraft

          Letter Agreement No. 004      Financing

          Letter Agreement No. 005      Additional
               Customer Support

          Letter  Agreement  No.  006       Spares
               Credit

          Letter  Agreement  No.  007       Taxes,
               Duties and Licenses

          Letter       Agreement      No.      008
               Airworthiness Directives

          Letter       Agreement      No.      009
               Reconciliation

          Letter  Agreement  No.  010       Spares
               Parts Price Catalogue

          Letter   Agreement  No.  011       Cargo
               Floor Boards







This Agreement is made  on  the 29th day of   July
                    1999.


BY AND BETWEEN:  BOMBARDIER   INC.,   a   Canadian
                 corporation    represented     by
                 Bombardier  Aerospace,   Regional
                 Aircraft    having   an    office
                 located     at    123     Garratt
                 Boulevard,  Downsview,   Ontario,
                 Canada.     (hereafter     called
                 "Bombardier")Bombardier



AND:             ATLANTIC   COAST   AIRLINES,    a
                 California    Company,     having
                 offices   at   515A  Shaw   Road,
                 Dulles,, Virginia 20166, U.S.A.

                 ("Buyer")


WHEREAS          Bombardier   Inc.   through   its
                 Canadair  Manufacturing Division,
                 is  engaged in the manufacture of
                 the    Canadair   Regional    Jet
                 aircraft products; and

                 Bombardier  has been created  for
                 the    purpose    of    providing
                 marketing,  sales  and   customer
                 support    services    for    the
                 Canadair  Regional  Jet  aircraft
                 and related products;

WHEREAS          Buyer  desires  to  purchase  six
                 (6)  Aircraft (as later  defined)
                 and  related data, documents, and
                 services   under  this  Agreement
                 (as     later    defined),    and
                 Bombardier  desires  to   arrange
                 the  sale of such Aircraft, data,
                 documents and services to Buyer,

WHEREAS          Atlantic  Coast Airlines Holdings
                 Inc.,   a  Delaware  Corporation,
                 the  parent of Buyer, is prepared
                 to   provide   a   guarantee   of
                 Buyer's   obligations  hereunder,
                 in   a  form  acceptable  to  the
                 parties and the financiers.




          NOW THEREFORE, in consideration  of  the
               mutual  covenants herein contained,
               Buyer   and  Bombardier  agree   as
               follows:

     ARTICLE 1.     INTERPRETATION

1.1 The recitals above have been inserted for convenience only and do not form part of the agreement.

1.2 The headings in this agreement are included for convenience only and shall not be used in the construction and interpretation of this agreement.

1.3  In    this    agreement,   unless   otherwise
     expressly provided, the singular includes the plural and vice-versa.

1.4 In this agreement the following expressions shall, unless otherwise expressly provided, mean:

     (a)   "Acceptance  Period"  shall  have   the
     meaning attributed to it in Article 9.3;

     (b)  "Acceptance Date" shall have the meaning
     attributed to it in Article   9.7.(a);

          (c)   "Agreement" means this  Agreement,
          including    its   Exhibits,    Annexes,
          Appendices  and  Letter  Agreements,  if
          any,  attached hereto (each of which  is
          incorporated  in the Agreement  by  this
          reference),  as  they  may  be   amended
          pursuant  to  the  provisions   of   the
          Agreement;

     (d)   "Aircraft"  shall  have   the   meaning
     attributed to it in Article 2.1;

     (e)  "Aircraft Purchase Price" shall have the
     meaning attributed to it in Article     4.2;

     (f) "Base Price" shall have the meaning attributed to it in Article 4.1;

     (g) "Bill of Sale" shall have the meaning attributed to it in Article 9.7 (c);

     (h) "BFE" shall have the meaning attributed to it in Article 11.1;

     (h.1)     "Bombardier Group"  shall have  the
     meaning   attributed   to   it   in   Article
     24.3;

     (h.2)      ----------------------------------
     --------------------------------------------
     --------

          (i)   "Buyer Selected Optional Features"
          shall have the meaning attributed to it in Article 2.1;

     (j) "Delivery Date" shall have the meaning attributed to it in Article 9.7.(c);

     (k)  "Economic Adjustment Formula" shall have
     the  meaning attributed to it  in     Article
     4.2;

     (l) "Excusable Delay" shall have the meaning attributed to it in Article 13.1;

     (m) "FAA" shall have the meaning attributed to it in Article 8.1;

     (m.1)      "Grace  Period"  shall  have   the
     meaning attributed to it in Article 14.1;

     (n)  "Non-Excusable  Delay"  shall  have  the
     meaning   attributed   to   it   in   Article
     14.1;

     (o)   "Notice"   shall   have   the   meaning
     attributed to it in Article 17.1;

     ( p)"Other Patents" shall have the meaning attributed to it in Article 18.1;

     (   q)"Permitted  Change"  shall   have   the
     meaning attributed to it in Article 11.2;

     ( r)"Readiness Date" shall have the meaning attributed to it in Article 9.1;

     (   s)"Regulatory  Change"  shall  have   the
     meaning attributed to it in Article 8.4;

     (  t)"Scheduled  Delivery Dates"  shall  have
     the  meaning attributed to it  in     Article
     6;

     ( u)"Specification" shall have the meaning attributed to it in Article 2.1;

     (    v)"Taxes"   shall   have   the   meaning
     attributed to it in Article 4.3.;

     (  w)"TC"   shall have the meaning attributed
     to it in Article 8.1;

     ( x)"Net Aircraft Purchase Price" shall have the meaning attributed to it in
         Article 5.3.;


     (  y)"Technical Data" shall have the  meaning
     attributed to it in Annex A   Article 4.1;


1.5            All    dollar   amounts   in   this
               Agreement  are  in  United   States
               Dollars.


ARTICLE 2 - SUBJECT MATTER OF SALE

          2.1  Subject  to the provisions of  this
               Agreement, Bombardier will sell and
               Buyer   will   purchase   six   (6)
               Canadair   Regional  Jet   aircraft
               model   CL600-2B19  Version  200ER,
               manufactured      pursuant       to
               specification  Number  RAD-601R-146
               Issue B dated
               June  11, 1999, attached hereto  as
               Appendix III, as that specification
               may  be modified from time to  time
               in  accordance with this  Agreement
               (the      "Specification"),      as
               supplemented   to    reflect    the
               incorporation of the Buyer selected
               optional  features ("Buyer Selected
               Optional  Features") set  forth  in
               Appendix  IV  hereto  (collectively
               the "Aircraft").

          With the  exception of Permitted Changes
               as  defined in Section 11.2 (a) and
               (b)    of   the   Agreement,    and
               notwithstanding  wording   and   or
               description      changes,       the
               Specification for the  Aircraft  is
               the    same    as   the    aircraft
               specification  for   the   aircraft
               subject    to   Aircraft   Purchase
               Agreement  between  Bombardier  and
               Buyer  dated  January 8,  1997,  as
               amended, except with respect to any
               systems  and related components  in
               connection with the EICAS 2000  (CR
               Ref No. 31-120), DFDR 88 Parameters
               (CR  Ref No. 31-340), EGPWS (CR Ref
               No.  34-328) and AMI Pilot and  co-
               pilot seats.




ARTICLE 3 - CUSTOMER SUPPORT SERVICES AND WARRANTY

          3.1  Bombardier shall provide  to  Buyer
               the   customer   support   services
               pursuant to the provisions of Annex
               A attached hereto.

          3.2  Bombardier shall provide  to  Buyer
               the  warranty and the service  life
               policy   described   in   Annex   B
               attached hereto.

          3.3  Unless  expressly stated otherwise,
               the services referred to in 3.1 and
               3.2  above  are incidental  to  the
               sale   of  the  Aircraft  and   are
               included  in the Aircraft  Purchase
               Price.

     ARTICLE 4  -  PRICE

     4.1  (a)   The  base price for  each  of  the
          Aircraft  (excluding the Buyer  Selected
          Optional  Features) Ex Works  (Incoterms
          1990)  Bombardier's offices or  premises
          in Montreal, Province of Quebec, Canada,
          is -------------------------------------
          ----------------------------------------
          --------  expressed in January  1,  1999
          dollars.

          (b)    The  base  price  of  the   Buyer
          Selected Optional Features is ----------
          ----------------------------------------
          ----------------------------------------
          --------  expressed in January  1,  1999
          dollars.

               The   Aircraft  base   price   (the
               "Aircraft Base Price") shall be the
               base  price  for  the  Aircraft  as
               stated  in paragraph (a), plus  the
               base  price  of the Buyer  Selected
               Optional  Features  as  stated   in
               paragraph (b) ("Base Price").

     4.2  The price of the Aircraft (the "Aircraft
          Purchase Price") shall be the Base Price
          adjusted  to  the date  of  delivery  to
          reflect economic fluctuations during the
          period  from  January  1,  1999  to  the
          respective   delivery   date   of    the
          Aircraft.   Such  adjustments  shall  be
          based   on  the  formula  as  found   in
          Appendix    I    ("Economic   Adjustment
          Formula"),   but  when   adjusted,   the
          Aircraft Purchase Price shall in no case be lower than the Aircraft Base Price, as stipulated in Article 4.1 herein.

     4.3  Upon   the   occurrence  of  events   as
          described in this paragraph 4.3, there will be adjustments as follows:

          4.3.1      In  the event that Bombardier
          and  Buyer agree to any changes  in  the
          Specification   or   selected   optional
          features,  or  should  changes  in   the
          Specification   or   selected   optional
          features  be  made pursuant  to  Article
          11.1  or  as  a result of any Regulatory
          Changes  pursuant to Article  8.4  which
          are  chargeable  to  Buyer  pursuant  to
          Article  8.5,  or  in  the  event   that
          Bombardier and Buyer agree to any ------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------
          4.3.2        The    Credit    Memorandum
          adjustment shall be in accordance with the terms of Letter Agreement No. 1.

          4.3.3     ------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          -----
          4.3.4       In  the  event  of  a   Non-
          Excusable   Delay,  the  provisions   of
          Article 14.2 shall apply.

     4.4  The  Aircraft  Purchase Price  does  not
          include   any  taxes,  fees  or   duties
          including,  but not limited  to,  sales,
          use, value added (including the Canadian
          Goods   and   Services  Tax),   personal
          property,   gross  receipts,  franchise,
          excise   taxes,  assessments  or  duties
          ("Taxes") which are or may be imposed by
          law  upon  Bombardier, any affiliate  of
          Bombardier,   Buyer  or   the   Aircraft
          whether  or  not there is an  obligation
          for  Bombardier  to  collect  same  from
          Buyer,   by  any  taxing  authority   or
          jurisdiction occasioned by, relating  to
          or  as a result of the execution of this
          Agreement  or the sale, lease, delivery,
          storage, use or other consumption of any
          Aircraft, BFE or any other matter,  good
          or   service   provided  under   or   in
          connection with this Agreement.

     4.5  If  any  Taxes (other than income  taxes
          charged  on  the  income  of  Bombardier
          Group)  are imposed upon Buyer or become
          due   or   are  to  be  collected   from
          Bombardier Group by any taxing authority
          resulting  from,  relating  to   or   in
          connection  with the execution  of  this
          Agreement,  the  sale, lease,  delivery,
          storage, use or other consumption of any
          Aircraft, BFE or any other matter, goods
          or  services  provided  for  under  this
          Agreement, Bombardier shall notify Buyer
          and  Buyer shall promptly, but no  later
          than   ten   (10)  working  days   after
          receiving  such notice, pay  such  Taxes
          directly  to  the taxing  authority,  or
          reimburse Bombardier for such Taxes,  as
          the  case may be, including interest and
          penalties.   Buyer shall only  reimburse
          Bombardier for interest and penalties if
          Bombardier notifies Buyer in writing  of
          the imposition of these Taxes within ten
          (10)  working  days  of  the  member  of
          Bombardier   Group   receiving   written
          notification of such Taxes.

     4.6  Upon  Bombardier's request, Buyer  shall
          execute  and  deliver to Bombardier  any
          documents    that    Bombardier    deems
          necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.

     4.7  Upon  Buyer's request, Bombardier  shall
          execute   and  deliver  to   Buyer   any
          documents that Buyer deems necessary  or
          desirable   in   connection   with   any
          exemption from or reduction of or the contestation of or the defense against any imposition of Taxes.
          ARTICLE 5  -  PAYMENT

          5.1  Bombardier   acknowledges    having
               previously received a deposit of --
               -----------------------------------
               ----------------------per Aircraft,
               totaling --------------------------
               -----------------------------------

          5.2  Buyer  shall make payment or  cause
               payment   to  be  made   for   each
               Aircraft as follows:

               -----------------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -------------------------
                         -----

               All   payments   referred   to   in
               paragraphs a., b. and c. above  are
               to  be made on the first day of the
               applicable month.

          5.3  Payment Terms

               On  or  before  the  Delivery  Date
               Bombardier  shall have received  in
               full  the  amount of  the  Aircraft
               Purchase  Price  of  such  Aircraft
               less  the  amount of the applicable
               Credit  Memorandum as  set  out  in
               Letter Agreement No. 1, which  will
               be  credited  by Bombardier  toward
               the  Aircraft Purchase Price  (said
               amount   being  the  "Net  Aircraft
               Purchase Price").

          5.4  Subject   to   the  provisions   of
               Article  9.9  hereof, should  Buyer
               fail    to   make   any   of    the
               aforementioned   payments   on   or
               before  the  stipulated  date   and
               Buyer  does not correct the default
               within a period of thirty (30) days
               thereafter,  this  Agreement  shall
               automatically     terminate     and
               Bombardier  shall have  no  further
               obligation  to  Buyer  under   this
               Agreement, including the obligation
               to   proceed   further   with   the
               manufacture  of  the  Aircraft   on
               behalf  of Buyer or the sale and/or
               delivery of the Aircraft to  Buyer.
               Bombardier  shall have  the  option
               (but not the obligation) of waiving
               such  termination should Buyer make
               arrangements    satisfactory     to
               Bombardier for such payment and all
               future  payments  within  ten  (10)
               calendar days of Buyer's default.


          5.5  Buyer  shall  pay  Bombardier  daily
               interest on late payments, from  the
               date that any payment becomes due up
               to  and  including the day prior  to
               receipt of payment, at a rate of two
               per  cent  (2 %) per annum over  the
               U.S. prime rate charged by the Chase
               Manhattan Bank, New York Branch,  or
               its  successor, from time  to  time,
               calculated  and compounded  monthly.
               Bombardier's  right to receive  such
               interest is in addition to any other
               right  or remedy Bombardier  has  at
               law  as  a result of Buyer's failure
               to make payments when due.

          5.6  If  under any terms of the Agreement
               Bombardier  is obligated  to  return
               any  of  the payments or make  other
               payments  if  applicable  to  Buyer,
               with or without interest as provided
               for  herein, Bombardier shall do  so
               within five (5) working days, and if
               Bombardier   fails   to    do    so,
               Bombardier  shall  pay  Buyer  daily
               interest  on late payments from  the
               date  any payment becomes due up  to
               and  including  the  day  prior   to
               receipt of payment, at a rate of two
               per  cent  (2 %) per annum over  the
               U.S. prime rate charged from time to
               time  by  the Chase Manhattan  Bank,
               New  York  Branch, or its successor,
               calculated and compounded monthly. .
               The   five  (5)  day  grace   period
               mentioned above shall not  apply  to
               return  of  any excess payments,  if
               any,  received by Bombardier  toward
               the  payment  of  the  Net  Aircraft
               Purchase Price, which shall be  paid
               to Buyer on the Delivery Date.

          5.7  Buyer  shall  make all payments  due
               under  this Agreement in immediately
               available  funds by  deposit  on  or
               before  the due date to Bombardier's
               account in the following manner:

               (a)     Transfer to:     ----------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               ---------------------------
                       (b)   To pay:        ------
                       --------------------------
                       --------------------------
                       -------

                       (c)   For credit to: ------
                       --------------------------
                       --------------------------
                       --------------------------
                       --------------------------
                       --------------------------
                       -----------

               (d)  For further credit to:   -----
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -------   Bombardier shall make all
               payments  due under this  Agreement
               in  immediately available funds  by
               deposit  on or before the due  date
               to  Buyer's  account  as  specified
               below:

        Account  Name:         -------------------
             ----

        Bank Name:             -------------------
             -
                              ------------

        Account No.:          -----------
          Bank ABA:            -----------

          5.8  All  other amounts due with respect
               to  each Aircraft shall be paid  on
               or  prior to the Delivery  Date  of
               the respective Aircraft.

          5.9  All  payments  provided  for  under
               this   Agreement  to  either  party
               shall  be made so as to be received
               in  immediately available funds  on
               or   before  the  dates  stipulated
               herein.  Neither party shall  incur
               interest  charges  for  any   delay
               which occurs after provision  of  a
               proof of transfer from that party's
               bank.

          5.10 Bombardier,  or  its  affiliate  to
               whom  the  Aircraft may  have  been
               sold,  shall  remain the  exclusive
               owner  of  the Aircraft,  free  and
               clear of all rights, liens, charges
               or   encumbrances  created  by   or
               through  Buyer, until such time  as
               all  payments referred to  in  this
               Article 5 have been made.


     ARTICLE 6  -  DELIVERY PROGRAM

          6.1  The  Aircraft shall be offered  for
               inspection and acceptance to  Buyer
               at    Bombardier's   facility    in
               Montreal, Quebec during the  months
               set  forth in Appendix II  attached
               hereto   (the  "Scheduled  Delivery
               Dates").


          ARTICLE 7  -  BUYER INFORMATION

          7.1  During   the  manufacture  of   the
               Aircraft,  Buyer shall  provide  to
               Bombardier  on or before  the  date
               required    by   Bombardier,    all
               information   as   Bombardier   may
               reasonably  request to  manufacture
               the   Aircraft  including,  without
               limitation,   the   selection    of
               furnishings, internal and  external
               colour schemes.

               Nine  (9)  months prior to delivery
               of the First Aircraft Buyer will:

               (a)   provide  Bombardier  with  an
               external paint scheme agreed on  by
               the parties; and

               (b)   select interior colours (from
               Bombardier's standard colours).

               Failure  of  Buyer to substantially
               comply with these requirements  may
               result in a reasonable increase  in
               price,  as applicable, a  delay  in
               delivery of the Aircraft, or both.

     ARTICLE 8  -  CERTIFICATION FOR EXPORT

          8.1  Bombardier  has obtained  and  will
               continue  to have on each  Delivery
               Date  from Transport Canada ("TC"),
               a    valid    TC   Type    Approval
               (Transport Category) and  from  the
               Federal Aviation Administration  of
               the  United States ("FAA")  an  FAA
               Type  Certificate for the  type  of
               aircraft   purchased   under   this
               Agreement.

          8.2  Bombardier shall provide to Buyer a
               TC   Certificate  of  Airworthiness
               (Transport Category) for export, on
               or  before  the Delivery Date  with
               respect to each Aircraft.

          8.3  The obtaining of any import license
               or  authority required to import or
               operate   the  Aircraft  into   any
               country outside of Canada shall  be
               the    responsibility   of   Buyer.
               Bombardier  will, assist  Buyer  in
               obtaining   import   permits    and
               licenses.  Bombardier shall,   with
               Buyer's   assistance,  obtain   the
               issuance   of  a  Canadian   export
               license  to enable Buyer to  export
               the  Aircraft from Canada,  subject
               to    prevailing   export   control
               regulations   in  effect   on   the
               Delivery  Date.  Except as provided
               in   Articles  8.1,  8.2  and   8.3
               Bombardier  shall not be  obligated
               to obtain any other certificates or
               approvals   as   part    of    this
               Agreement.

          8.4  If  any  addition or change to,  or
               modification  or  testing  of   the
               Aircraft  is required  or  will  be
               required by the passage of time  by
               any  law or governmental regulation
               or  requirement  or  interpretation
               thereof by any governmental  agency
               having  jurisdiction subsequent  to
               the  date  of  this  Agreement  but
               prior to the Delivery Date in order
               to meet the requirements of Article
               8.2  (a "Regulatory Change"),  such
               Regulatory Change shall be made  to
               the   Aircraft  prior  to  Delivery
               Date,  or at such other time  after
               the  Delivery Date as  the  parties
               may  agree upon taking into account
               the terminating action deadline.

          8.5  The Regulatory Change shall be made
               without additional charge to  Buyer
               unless such Regulatory Change is:

               (a)   necessary to comply with  any
               requirement  of the United  States,
               the country of import, which varies
               from  or  is  in  addition  to  its
               regulation,     requirement      or
               interpretation  in  effect  on  the
               date  hereof for the issuance of  a
               Certificate  of  Airworthiness   in
               said country of import (unless such
               requirement  has  been  imposed  to
               correct  a defect specific  to  the
               Aircraft   or   to   the   Canadair
               Regional Jet fleet of aircraft), in
               which   case   Buyer   shall    pay
               Bombardier's reasonable charges for
               such Regulatory Change, or

               (b)   required  by any governmental
               law      or     regulations      or
               interpretation thereof  promulgated
               by TC or the FAA which is effective
               subsequent  to  the  date  of  this
               Agreement  but before the  Delivery
               Date and which is applicable to all
               aircraft  in  general  or  to   all
               aircraft  of  the same category  as
               the  Aircraft, in which case  Buyer
               shall  pay  Bombardier's reasonable
               charges for such Regulatory  Change
               incorporated in any such Aircraft.

          8.6  If  delivery  of  the  Aircraft  is
               delayed by the incorporation of any
               Regulatory Change, such delay shall
               be  an  Excusable Delay within  the
               meaning  of  Article 13 subject  to
               the       limitations      therein.
               Notwithstanding  the  provision  of
               Article    13.2(b),   should    the
               Regulatory  Change be  required  to
               correct  a defect specific  to  the
               Aircraft   or   to   the   Canadair
               Regional Jet fleet of aircraft, ---
               -----------------------------------
               -----------------------------------
               -----------------------------------
               ----------------

          8.7  Bombardier  shall  issue  a  Change
               Order,  reflecting  any  Regulatory
               Change  required to be  made  under
               this  Article  8, which  shall  set
               forth   in  detail  the  particular
               changes  to be made and the effect,
               if  any, of such changes on design,
               performance, weight, balance,  time
               of   delivery,  Base   Price,   the
               Aircraft Purchase Price, ----------
               -----------------------------------
               --------------  all  in  accordance
               with  this  Agreement.  Any  Change
               Orders  issued  pursuant  to   this
               Article  shall  be  effective   and
               binding    upon   the    date    of
               Bombardier's  transmittal  of  such
               Change  Order,  all  in  accordance
               with   this  Agreement.    Although
               Buyer's  consent  to  said   Change
               Order  is  not required, Bombardier
               agrees   to   consult  with   Buyer
               regarding  the change  proposed  by
               Bombardier   to   implement    such
               Regulatory Change.

          8.8  If   the   use   of  any   of   the
               certificates  identified  in   this
               Article  8 are discontinued  during
               the  performance of this Agreement,
               reference   to   such  discontinued
               certificate  shall  be   deemed   a
               reference  to any other certificate
               or  instrument which corresponds to
               such   certificate  or,  if   there
               should   not  be  any  such   other
               certificate  or  instrument,   then
               Bombardier shall be deemed to  have
               obtained      such     discontinued
               certificate(s)  upon  demonstrating
               that    the    Aircraft    complies
               substantially       with        the
               Specification.

ARTICLE 9  -  ACCEPTANCE PROCEDURE

          9.1       No later than ----------------
               -----------------------------------
               ---------- Bombardier shall  inform
               Buyer  by  facsimile or telegraphic
               communication or other  expeditious
               means,  of  the projected  week  of
               delivery within the delivery month

                    Bombardier shall give Buyer at
               least    ----------------   advance
               notice, by facsimile or telegraphic
               communication or other  expeditious
               means,  of  the projected  date  of
               readiness  of  each  Aircraft   for
               inspection      and       delivery.
               Bombardier  and  Buyer  shall  then
               agree   on  a  mutually  acceptable
               targeted  delivery schedule  within
               the delivery month.

                    Bombardier shall give Buyer at
               least ----------------------advance
               notice, by facsimile or telegraphic
               communication or other  expeditious
               means,  of  the date  on  which  an
               Aircraft will be ready for  Buyer's
               inspection,   flight    test    and
               acceptance (the "Readiness  Date"),
               which  Readiness  Date  shall  take
               into  account the targeted delivery
               schedule  mentioned above  or  such
               other date as the parties may  have
               agreed upon.

          9.2  Within   two  (2)  days   following
               receipt  by Buyer of the notice  of
               Readiness Date Buyer shall:

               (a)   provide notice to  Bombardier
               as  to  the  source and  method  of
               payment of     the balance  of  the
               Aircraft Purchase Price;

               (b)   identify  to  Bombardier  the
               names  of  Buyer's  representatives
               who   will   participate   in   the
               inspection,   flight    test    and
               acceptance; and

               (c)    provide  evidence   of   the
               authority of the designated persons
               to  execute the      Certificate of
               Acceptance   and   other   delivery
               documents on behalf of Buyer.

          9.3  Buyer   shall   have   three    (3)
               consecutive working days commencing
               on  the Readiness Date in which  to
               complete the inspection and  flight
               test  (such  three (3) working  day
               period    being   the   "Acceptance
               Period").   This  three   (3)   day
               period may be extended in the event
               of   any  delay  by  Bombardier  in
               making  the Aircraft available  for
               inspection and flight test.

          9.4  Up  to four (4) representatives  of
               Buyer  may  participate in  Buyer's
               ground  inspection of the  Aircraft
               and  two  (2)  representatives   of
               Buyer may participate in the flight
               test.     Bombardier   shall,    if
               requested  by  Buyer,  perform   an
               acceptance flight of not less  than
               one (1) and not more than three (3)
               hours duration.  Ground inspection,
               in accordance with procedures to be
               mutually agreed to, and flight test
               shall  be  conducted in  accordance
               with     Bombardier's    acceptance
               procedures  (a copy of which  shall
               be  provided to Buyer at  least  30
               days   prior   to   the   Scheduled
               Delivery Date of the First Aircraft
               hereunder),  as may be  amended  by
               mutual   agreement  of  Buyer   and
               Bombardier,   and  at  Bombardier's
               expense. At all times during ground
               inspection    and   flight    test,
               Bombardier  shall  retain   control
               over the Aircraft.

          9.5  If    no    Aircraft   defect    or
               discrepancy is revealed during  the
               ground  inspection or flight  test,
               Buyer shall accept the Aircraft  on
               or  before  the  last  day  of  the
               Acceptance   Period  in  accordance
               with the provisions of Article 9.7.

          9.6  If    any   material   defect    or
               discrepancy  in  the  Aircraft   is
               revealed    by    Buyer's    ground
               inspection  or  flight  test,   the
               defect or discrepancy will promptly
               be  corrected by Bombardier, at  no
               cost to Buyer, which correction may
               occur    during   or   after    the
               Acceptance Period depending on  the
               nature of the defect or discrepancy
               and   of  the  time  required   for
               correction.     To    the    extent
               necessary     to    verify     such
               correction,    Bombardier     shall
               perform  one  (1) or  more  further
               acceptance   flights   or    ground
               inspections      as     applicable.
               Notwithstanding the  provisions  of
               Article  4.2,  should the  Delivery
               Date  of an Aircraft occur  in  the
               month  subsequent to the  Scheduled
               Delivery Date due to the correction
               of defects or discrepancies, ------
               -----------------------------------
               -----------------------------------
               --------------------------------

          9.7  Upon   completion  of  the   ground
               inspection and acceptance flight of
               the  Aircraft and correction of any
               defects or discrepancies:

               (a)   Buyer will sign a Certificate
               of   Acceptance  (in  the  form  of
               Exhibit I hereto) for the Aircraft.
               Execution  of  the  Certificate  of
               Acceptance by or on behalf of Buyer
               shall  be evidence of Buyer  having
               examined the Aircraft and found  it
               in  accordance with the  provisions
               of  this  Agreement.  The  date  of
               signature  of  the  Certificate  of
               Acceptance shall be the "Acceptance
               Date";

               (b)   Bombardier will supply  a  TC
               Certificate  of  Airworthiness  for
               Export; and

               (c)  Buyer shall pay Bombardier the
               balance of ------------------------
               ------- and any other amounts  due,
               at   which  time  Bombardier  shall
               issue  an  FAA bill of sale  and  a
               warranty  bill of sale  in  a  form
               acceptable   to   Bombardier    and
               financiers    (substantially     in
               accordance with the forms  attached
               as  Exhibit II(a) and Exhibit II(b)
               hereto),   passing  to  Buyer,   or
               approved   assignee   pursuant   to
               Article  20,  good  title  to   the
               Aircraft  free  and  clear  of  all
               liens,    claims,    charges    and
               encumbrances   except   for   those
               liens,   charges  or   encumbrances
               created by or claimed through Buyer
               (the "Bill of Sale").  The date  on
               which Bombardier delivers the  Bill
               of Sale and Buyer takes delivery of
               the Aircraft shall be the "Delivery
               Date".

               Delivery  of the Aircraft shall  be
               evidenced  by  the  execution   and
               delivery of the Bill of Sale and of
               the   Certificate  of  Receipt   of
               Aircraft  (in the form  of  Exhibit
               III hereto).

          9.8  Provided  that Bombardier  has  met
               all  of its obligations under  this
               Article 9, should Buyer not accept,
               pay for () and take delivery of any
               of  the  Aircraft within  ten  (10)
               calendar days after the end of  the
               Acceptance Period of such Aircraft,
               Buyer  shall  be deemed  to  be  in
               default   of  the  terms  of   this
               Agreement -------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               ----------------------------

          9.9  Should  the  Buyer  be  in  default
               pursuant  to  Article  9.8  hereof,
               Buyer  shall promptly, upon demand,
               reimburse Bombardier for all  costs
               and expenses reasonably incurred by
               Bombardier  as  a  result  of  such
               Buyer's  failure to accept or  take
               delivery of the Aircraft, including
               but   not   limited  to  reasonable
               amounts   for  storage,  insurance,
               taxes,  preservation or  protection
               of  the Aircraft, and provided that
               Bombardier  has  met  all  of   its
               obligations under this  Article  9,
               should  Buyer not accept,  pay  for
               and/or take delivery of any one  of
               the Aircraft within ---------------
               -------------- following the end of
               the  Acceptance Period,  Bombardier
               may,  at its option, terminate  the
               present  Agreement with respect  to
               any  of  the undelivered  Aircraft.
               Bombardier shall however, have  the
               option (but not the obligation)  of
               waiving  such  termination   should
               Buyer,  within  ten  (10)  calendar
               days  following  such  termination,
               make  arrangements satisfactory  to
               Bombardier  to accept delivery  and
               provide  payment  for  all  amounts
               owing or to become due pursuant  to
               this Agreement.


     ARTICLE 10  -  TITLE AND RISK

          10.1 Title to the Aircraft and risk of loss of or damage to the Aircraft passes to Buyer when Bombardier presents the Bill of Sale to Buyer on the Delivery Date.

          10.2 If,  after transfer of title on the
               Delivery Date, the Aircraft remains
               in  or  is  returned to  the  care,
               custody  or  control of Bombardier,
               Buyer shall retain risk of loss of,
               or  damage to the Aircraft and  for
               itself   and  on  behalf   of   its
               insurer(s)   hereby   waives    and
               renounces    to,    and    releases
               Bombardier  and any of Bombardier's
               affiliates from any claim,  whether
               direct,  indirect  or  by  way   of
               subrogation, for damages to or loss
               of  the Aircraft arising out of, or
               related  to, or by reason  of  such
               care, custody or control ----------
               -----------------------------------
               -------------------
     ARTICLE 11  -  CHANGES

          11.1 Other  than a Permitted  Change  as
               described  in Article  11.2,  or  a
               Regulatory  Change as described  in
               Article  8.4,  any change  to  this
               Agreement    (including     without
               limitation  the  Specification)  or
               any  features  or  Buyer  Furnished
               Equipment ("BFE"), if any, changing
               the Aircraft from that described in
               the  Specification attached hereto,
               and  as may be mutually agreed upon
               by  the  parties hereto,  shall  be
               made  using a change order ("Change
               Order") substantially in the format
               of Exhibit IV hereto.  Should Buyer
               request a change, Bombardier  shall
               advise   Buyer,   to   the   extent
               reasonably   practical,   of    the
               effect,  if  any,  of  such  change
               request on:

               (a)  the Scheduled Delivery Date;

               (b)   the  price and payment  terms
               applicable to the Change Order; and

               (c)   any other material provisions
               of  this  Agreement which  will  be
               affected by the Change Order.

               Such   Change  Order  shall  become
               effective   and  binding   on   the
               parties   hereto when signed  by  a
               duly  authorized representative  of
               each party.

          11.2 Bombardier,  prior to the  Delivery
               Date and without a Change Order  or
               Buyer's consent, may:

               (a)   substitute the kind, type  or
               source   of  any  material,   part,
               accessory  or  equipment  with  any
               other material, part, accessory  or
               equipment  of  like, equivalent  or
               better kind or type; or

               (b)     make    such   change    or
               modification  to the  Specification
               as it deems appropriate to:

                    1)   improve the Aircraft, its
                    maintainability or appearance,
                    or
                    2)     to  prevent  delays  in
               manufacture or delivery, or
                    3)    to meet the requirements
                    of  Articles  2 and  8,  other
                    than  for a Regulatory  Change
                    to  which  the  provisions  of
                    Articles  8.4  and  8.5  shall
                    apply,

                    provided       that       such
                    substitution,    change     or
                    modification shall not  affect
                    the Aircraft Purchase Price or
                    materially     affect      the
                    Scheduled Delivery Date, -----
                    ------------------------------
                    ------------------------------
                    ------------------------------
                    ------------------------------
                    ------------------------------
                    --------------    Any   change
                    made  in  accordance with  the
                    provisions  of  this   Article
                    11.2  shall be deemed to be  a
                    "Permitted  Change"  and   the
                    cost thereof shall be borne by
                    Bombardier.
     ARTICLE  12   -   BUYER'S REPRESENTATIVES  AT
          MANUFACTURE SITE

          12.1 From  time to time, commencing with
               the  date  of  this  Agreement  and
               ending  with the Delivery  Date  of
               the    last    Aircraft   purchased
               hereunder,     Bombardier     shall
               furnish,  without  charge,   office
               space at Bombardier's facility  for
               one  (1)  representative of  Buyer.
               Buyer shall be responsible for  all
               expenses of its representative  and
               shall  notify Bombardier  at  least
               thirty (30) calendar days prior  to
               the  first scheduled visit of  such
               representative and three  (3)  days
               for each subsequent visit.

          12.2 Bombardier's    and    Bombardier's
               affiliates  facilities   shall   be
               accessible        to        Buyer's
               representative    during     normal
               working       hours.        Buyer's
               representative shall have the right
               to periodically observe the work at
               Bombardier's     or    Bombardier's
               affiliates'  facilities  where  the
               work  is being carried out provided
               there shall be no disruption in the
               performance of the work.

          12.3 Bombardier  shall  advise   Buyer's
               representative  of Bombardier's  or
               Bombardier's affiliates' rules  and
               regulations   applicable   at   the
               facilities   being   visited    and
               Buyer's    representative     shall
               conform    to   such   rules    and
               regulations.

          12.4 At  any  time prior to delivery  of
               the        Aircraft,        Buyer's
               representative  may   request,   in
               writing,  correction  of  parts  or
               materials   which  they  reasonably
               believe are not in accordance  with
               the    Specification.    Bombardier
               shall provide a written response to
               any   such  request.  Communication
               between Buyer's representative  and
               Bombardier shall be solely  through
               Bombardier's Contract Department or
               its designate.

          12.5 BUYER HEREBY RELEASES AND AGREES TO
               DEFEND, INDEMNIFY AND HOLD HARMLESS
               BOMBARDIER,   ITS   ASSIGNEES   AND
               AFFILIATES   AND  THEIR   OFFICERS,
               DIRECTORS,  AGENTS,  EMPLOYEES  AND
               CONTRACTORS  FROM AND  AGAINST  ALL
               LIABILITIES, DAMAGES, LOSSES, COSTS
               AND    EXPENSES   RESULTING    FROM
               INJURIES  TO  OR DEATH  OF  BUYER'S
               REPRESENTATIVES      WHILE       AT
               BOMBARDIER'S     OR    BOMBARDIER'S
               AFFILIATES    OR    SUBCONTRACTOR'S
               FACILITIES      AND/OR       DURING
               INSPECTION,    FLIGHT    TEST    OR
               ACCEPTANCE OF THE AIRCRAFT, WHETHER
               OR   NOT   CAUSED  BY  THE  ACTIVE,
               PASSIVE  OR  IMPUTED NEGLIGENCE  OR
               STRICT   PRODUCTS   LIABILITY    OF
               BOMBARDIER,     ITS      ASSIGNEES,
               AFFILIATES   OR   THEIR   OFFICERS,
               DIRECTORS,  AGENTS,  EMPLOYEES   OR
               CONTRACTORS -----------------------
               -----------------------------------
               ----------------------


     12.6 ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          ----------------------------------------
          -------------------ARTICLE     13      -
          EXCUSABLE DELAY

          13.1.1    In the event of a delay on the
               part    of   Bombardier   in    the
               performance  of its obligations  or
               responsibilities     under      the
               provisions  of  this Agreement  due
               directly or indirectly to  a  cause
               which   is  beyond  the  reasonable
               control  or  without the  fault  or
               negligence   of   Bombardier    (an
               "Excusable    Delay"),   Bombardier
               shall  not  be liable for,  nor  be
               deemed to be in default under  this
               Agreement on account of such  delay
               in  delivery  of  the  Aircraft  or
               other performance hereunder and the
               time  fixed  or  required  for  the
               performance  of any  obligation  or
               responsibility  in  this  Agreement
               shall  be  extended  for  a  period
               equal  to  the period during  which
               any   such  cause  or  the   effect
               thereof  persist.  Excusable  Delay
               shall be deemed to include, without
               limitation,  delays  occasioned  by
               the following causes:

               (a)  force majeure or acts of God;
               (b)   war, warlike operations,  act
               of  the  enemy,  armed  aggression,
               civil commotion, insurrection, riot
               or embargo;
               (c)   fire,  explosion, earthquake,
               lightning,     flood,      draught,
               windstorm  or other action  of  the
               elements  or other catastrophic  or
               serious accidents;
               (d)     epidemic   or    quarantine
               restrictions;
               (e)   any legislation, act,  order,
               directive  or  regulation  of   any
               governmental    or    other    duly
               constituted authority;
               (f)   strikes, lock-out,  walk-out,
               and/or    other   labour   troubles
               causing  cessation,  slow-down   or
               interruption of work;
               (g)   lack or shortage or delay  in
               delivery  of  supplies,  materials,
               accessories,  equipment,  tools  or
               parts, ----------------------------
               -----------------
               (h)  ------------------------------
               -------------------,    delay    or
               failure of carriers, subcontractors
               or   suppliers   for   any   reason
               whatsoever; or
               (i)    delay   in   obtaining   any
               airworthiness      approval      or
               certificate,   or  any   equivalent
               approval   or   certification,   by
               reason  of  any law or governmental
               order,  directive or regulation  or
               any     change     thereto,      or
               interpretation   thereof,   by    a
               governmental agency, the  effective
               date of which is subsequent to  the
               date  of  this  Agreement,  or   by
               reason  of  any change or  addition
               made    by   Bombardier   or    its
               affiliates   or  requested   by   a
               governmental    agency    to    the
               compliance program of Bombardier or
               of   its  affiliate,  or  any  part
               thereof,  as  same  may  have  been
               approved  by TC, or change  to  the
               interpretation  thereof  to  obtain
               any such airworthiness approval  or
               certificate; or
               (j)    the   incorporation   of   a
               Regulatory  Change as  set  out  in
               Article 8.

               13.1.2-----------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               --------

13.2    (a)   If  Bombardier concludes,  based  on
        its  appraisal  of  the facts  and  normal
        scheduling   procedures,   that   due   to
        Excusable   Delay  it  can  be  reasonably
        anticipated that delivery of the  Aircraft
        will  be  delayed, Bombardier  shall  give
        prompt  written notice to  Buyer  of  such
        delay.   Bombardier  and  Buyer  agree  to
        collaborate and to use their reasonable efforts to mitigate the impact of such delays upon the parties.

        (b)   If,  as  a  result of  an  Excusable
        Delay,  delivery of the Aircraft  will  be
        delayed  to  a date beyond the  originally
        Scheduled  Delivery Date  or  any  revised
        date  previously agreed to in  writing  by
        the  parties, Buyer and Bombardier  agree,
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        ------------------------------
               (c)   In  the event of an Excusable
               Delay-------------------------,  or
               an anticipated Excusable Delay ----
               -----------------------------------
               ---- shall conduct an appraisal  of
               the  facts  and  normal  scheduling
               procedures,  and  if  it  concludes
               that delivery of one or more of the
               Aircraft will be delayed ----------
               -------------------    after    the
               originally Scheduled Delivery  Date
               or  any revised date agreed  to  in
               writing by the parties-------------
               -----------------------------------
               -----------------------------------
               -----------------     may      then
               terminate   this   Agreement   with
               respect to such delayed Aircraft by
               giving written notice -------------
               -----------------------------------
               -----------------------------------
               ------------------
        (d)   If, due to Excusable Delay ---------
        ---------------- delivery of any  Aircraft
        is  delayed  -----------------------------
        after  the Scheduled Delivery Date, either
        party  may  terminate this Agreement  with
        respect   to   such  Aircraft  by   giving
        written   notice  to  the   other   within
        fifteen  (15)  business  days  after   the
        expiration of such -------------- period.

13.3 Termination   under   Article   13.2    shall
     discharge all obligations and liabilities  of
     Buyer  and Bombardier hereunder with  respect
     to  such  delayed  Aircraft and  all  related
     undelivered  items and services, except  that
     Bombardier shall, within --------------------
     -  of  such termination, repay to Buyer,  and
     Bombardier's      sole     liability      and
     responsibility  shall  be  limited   to   the
     repayment to Buyer, of all advance payments for such Aircraft received by Bombardier less any amount due by Buyer to Bombardier.


13.4 The  termination rights set forth in  Article
     13.2  are  in  substitution for any  and  all
     other rights of termination or contract lapse arising by operation of law in connection with Excusable Delays.


     ARTICLE 14  -  NON-EXCUSABLE DELAY

          14.1 If  delivery  of  the  Aircraft  is
               delayed  beyond  the  end  of   the
               Scheduled Delivery Date, by  causes
               not  excused  under  Article  13.1,
               this   shall  constitute   a   non-
               excusable  delay (a  "Non-Excusable
               Delay").

          14.2 If  as a result of an Non-Excusable
               Delay,  delivery  of  the  Aircraft
               will  be  delayed to a date  beyond
               the  originally Scheduled  Delivery
               Date or any revised date previously
               agreed   to  in  writing   by   the
               parties,   the  Aircraft   Purchase
               Price  of the Aircraft at delivery,
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               ----------------



ARTICLE 15  -  LOSS OR DAMAGE

15.1 In  the event that prior to the Delivery Date
     of   any  Aircraft,  the  Aircraft  is  lost,
     destroyed or damaged beyond repair due to any
     cause, Bombardier shall promptly notify Buyer
     in  writing.   Such notice shall specify  the
     earliest date reasonably possible, consistent
     with     Bombardier's    other    contractual
     commitments and production schedule, by which
     Bombardier  estimates it  would  be  able  to
     deliver a replacement for the lost, destroyed
     or  damaged  Aircraft.  This Agreement  shall
     automatically  terminate as to such  Aircraft
     unless Buyer gives Bombardier written notice,
     within   thirty  (30)  days  of  Bombardier's
     notice, that Buyer desires a replacement for such Aircraft. If Buyer gives such notice to Bombardier, the parties shall execute an amendment to this Agreement which shall set forth the Delivery Date for such replacement aircraft and corresponding new replacement
     Aircraft Purchase Price; provided, however, that nothing herein shall obligate Bombardier to manufacture and deliver such replacement aircraft if it would require the reactivation or acceleration of its production line for the model of aircraft purchased hereunder.
     The terms and conditions of this Agreement applicable to the replaced Aircraft shall apply to the replacement aircraft.

15.2 If  an Aircraft is lost, destroyed or damaged
     beyond  repair  as  contemplated  under  this
     Article, due to a cause to which reference is
     made  in   Article 13.1, and Buyer elects  to
     purchase a replacement Aircraft, then -------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     -----------------------------


     ARTICLE 16  -  TERMINATION

16.1 This Agreement may be terminated, in whole or
     in  part, with respect to any or all  of  the
     Aircraft   before   the  Delivery   Date   by
     Bombardier or Buyer by notice of termination to the other party upon the occurrence of any of the following events:

        (a)   a party makes an assignment for  the
        benefit  of creditors or admits in writing
        its   inability  to  pay  its   debts   or
        generally does not pay its debts as they become due; or

        (b)   a  receiver or trustee is  appointed
        for  a  party or for substantially all  of
        such  party's  assets  and,  if  appointed
        without   such   party's   consent,   such
        appointment  is not discharged  or  stayed
        within            ------------------------
        thereafter; or

        (c)   proceedings or action under any  law
        relating to bankruptcy, insolvency or  the
        reorganization  or relief of  debtors  are
        instituted by or against a party, and,  if
        contested   by   such   party,   are   not
        dismissed  or stayed within --------------
        ---------- thereafter; or

        (d)   any  writ of attachment or execution
        or   any  similar  process  is  issued  or
        levied against a party or any significant part of its property and is not released, stayed, bonded or vacated within --------
        ---------------- after its issue or levy.

16.2 In    addition,   this   Agreement   may   be
     terminated,  with  respect  to  any  or   all
     undelivered Aircraft, in whole or in part, before the Delivery Date

        (a)    as   otherwise  provided  in   this
        Agreement; and

        (b)   by Bombardier ----------------------
        ------------  default  or  breach  of  any
        material   term  or  condition   of   this
        Agreement  and  such party does  not  cure
        such  default or breach within  forty-five
        (45)   calendar  days  after  receipt   of
        Notice  from Bombardier ------------------
        -----, specifying such default or breach.

16.3           In  case  of  termination  of  this
               Agreement under Articles 5.4,  9.9,
               16.1 or 16.2:

        (a)    all   rights  (including   property
        rights),  if  any,  which  Buyer  or   its
        assignee may have or may have had in or to (i) this Agreement or portion thereof with respect to the undelivered Aircraft, or (ii) any or all of the undelivered
        Aircraft, shall become null and void with immediate effect;

        (b)    Bombardier  may  sell,   lease   or
        otherwise dispose of such Aircraft to another party free of any claim by Buyer;

        (c)   in  the  event  of  termination   by
        Bombardier,  all  amounts  paid  by  Buyer
        with    respect    to    the    applicable
        undelivered Aircraft shall be retained  by
        Bombardier  and  shall be applied  against
        the  costs,  expenses, losses and  damages
        incurred  by  Bombardier as  a  result  of
        Buyer's default and/or the termination  of
        this  Agreement, to which Bombardier shall
        be  entitled, ----------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        ------------------ and

        (d)   ------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        ----

16.4 Notwithstanding the foregoing, nothing herein
     contained  shall, in the event of termination
     of  this  Agreement, limit  -----------------
     ongoing  rights and obligations with  respect
     to    Aircraft   delivered   prior   to   the
     termination  date,  such as  the  after  sale
     support obligations described in Annex A, the
     warranty  provisions and Service Life  Policy
     of  Annex  B and the obligation contained  in
     Letters  of  Agreement where it is  expressly
     provided  that  said  obligations  (or   part
     thereof)  shall survive termination,  subject
     to   any   adjustments  of  said  rights   or
     obligations required to reflect the number of Aircraft in service, if applicable.

          16.5 -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               -----------------------------------
               ---------------------------

ARTICLE 17  -  NOTICES

17.1 Any  notice,  request, approval,  permission,
     consent or other communication ("Notice"), to
     be  given  or  required under this  Agreement
     shall  be  provided in writing, by registered
     mail,  facsimile,  courier,  telegraphic   or
     other   electronic  communication   providing
     reasonable proof of transmission, except that
     no notice shall be sent by mail if disruption
     of  postal  service exists or  is  threatened
     either  in  the  country  of  origin  or   of
     destination, by the party giving the Notice and shall be addressed as follows until changed by notice in writing:

          (a)Notice   to   Bombardier   shall   be
        addressed to:

                       Bombardier Inc.
                   123 Garratt Boulevard
                   Downsview, Ontario
                   Canada
                   M3K 1Y5
                   Attention:  Director Contracts

                       Telephone:        (416)375-
        4052
                   Facsimile: (416) 375-4533

          (b)Notice  to  Buyer shall be  addressed
        to:

                   ATLANTIC COAST AIRLINES
                   515A Shaw Road,
                   Dulles , Virginia
                   20166
                   U.S.A.

                   Attention:    General Counsel

                   Telephone:   703-925-6000

                   Facsimile:    703-925-6294



17.2 Notice given in accordance with Article  17.1
     shall be deemed sufficiently given to and received by the addressees:

     (a)   if  delivered by hand, on the day  when
     the same shall have been so delivered;  or

     (b)   if mailed or sent by courier on the day
     indicated      on      the      corresponding
     acknowledgment of receipt; or

        (c)   if sent by telex or facsimile on the
        day  indicated  by  the acknowledgment  or
        the   answer  back  of  the  receiver   in
        provable form.
ARTICLE 18     -     INDEMNITY   AGAINST    PATENT
          INFRINGEMENT

18.1 In   the   case  of  any  actual  or  alleged
     infringement of any Canadian or United States
     patent  or,  subject  to the  conditions  and
     exceptions set forth below, any patent issued
     under  the laws of any other country in which
     Buyer  from time to time may lawfully operate
     the   Aircraft  ("Other  Patents"),  by   the
     Aircraft,   or  by  any  system,   accessory,
     equipment or part installed in such  Aircraft
     at  the time title to such Aircraft passes to
     Buyer,  Bombardier shall indemnify,  protect,
     hold   harmless   and  defend   (subject   to
     applicable court procedures) Buyer  from  and
     against    all   claims,   suits,    actions,
     liabilities,  damages  and  costs  (including
     reasonable attorney fees --------------------
     ---------------------------------------------
     --------------------------------------
     resulting  from  the infringement,  excluding
     any   incidental  or  consequential   damages
     (which include without limitation loss of revenue or loss of profit) and Bombardier shall and as promptly as possible under the circumstances, at its option and expense:

        (a)   procure  for Buyer the  right  under
        such   patent   to    use   such   system,
        accessory, equipment or part; or

        (b)    replace  such  system,   accessory,
        equipment or part with one of the  similar
        nature   and   quality   that   is    non-
        infringing; or

        (c)    modify   such  system,   accessory,
        equipment  or  part  to  make  same   non-
        infringing in a manner such as to keep  it
        otherwise   in   compliance    with    the
        requirements of this Agreement.

        Bombardier's obligation hereunder shall extend to Other Patents only if from the time of design of the Aircraft, system, accessory, equipment or part until the alleged infringement claims are resolved:

        (d)   such  other country and the  country
        in   which  the  Aircraft  is  permanently
        registered  have ratified and  adhered  to
        and  are  at  the time of  the  actual  or
        alleged  infringement contracting  parties
        to     the    Chicago    Convention     on
        International Civil Aviation  of  December
        7, 1944 and are fully entitled to all benefits of Article 27 thereof; and

        (e)   such  other country and the  country
        of  registration shall each  have  been  a
        party to the International Convention  for
        the   Protection  of  Industrial  Property
        (Paris  Convention) or have enacted patent
        laws  which  recognize and  give  adequate
        protection  to  inventions  made  by   the
        nationals  of other countries  which  have
        ratified,  adhered to and are  contracting
        parties   to   either  of  the   foregoing
        conventions.

18.2 The  foregoing indemnity does  not  apply  to
     BFE,  or  to avionics, engines or any system,
     accessory,  equipment or part  that  was  not
     manufactured to Bombardier's detailed  design
     or  to  any  system, accessory, equipment  or
     part   manufactured  by  a  third  party   to
     Bombardier's    detailed    design    without
     Bombardier's authorization.  ----------------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ------------------------------

18.3 Buyer's  remedy  and Bombardier's  obligation
     and   liability   under  this   Article   are
     conditional upon (i) Buyer giving  Bombardier
     written  notice  within ten (10)  days  after
     Buyer  receives  notice of a suit  or  action
     against Buyer alleging infringement or within
     twenty  (20)  days after Buyer  receives  any
     other  written  claim  of  infringement  (ii)
     Buyer   uses  reasonable  efforts   in   full
     cooperation  with  Bombardier  to  reduce  or
     mitigate any such expenses, damages, costs or
     royalties involved, and (iii) Buyer furnishes
     promptly  to Bombardier all data, papers  and
     records   in   its  possession   or   control
     necessary  or  useful to  resist  and  defend
     against  such claim or suit.  Bombardier  may
     at  its option conduct negotiations with  any
     party claiming infringement and may intervene
     in  any  suit  or  action.   Whether  or  not
     Bombardier  intervenes, Bombardier  shall  be
     entitled  at any stage of the proceedings  to
     assume   or  control  the  defense.   Buyer's
     remedy   and   Bombardier's  obligation   and
     liability   are   further  conditional   upon
     Bombardier's   prior  approval   of   Buyer's
     payment  or  assumption of  any  liabilities,
     expenses,  damages, royalties  or  costs  for
     which  Bombardier  may  be  held  liable   or
     responsible.

18.4 THE INDEMNITY, OBLIGATIONS AND LIABILITIES OF
     BOMBARDIER AND REMEDIES OF BUYER SET  OUT  IN
     THIS  ARTICLE ARE EXCLUSIVE AND  ACCEPTED  BY
     BUYER  TO  BE  IN LIEU OF AND IN SUBSTITUTION
     FOR,  AND  BUYER HEREBY WAIVES, RELEASES  AND
     RENOUNCES, ALL OTHER INDEMNITIES, OBLIGATIONS
     AND  LIABILITIES  OF BOMBARDIER  AND  OF  ITS
     AFFILIATES AND ALL OTHER RIGHTS, REMEDIES AND
     CLAIMS, INCLUDING CLAIMS FOR DAMAGES, DIRECT,
     INCIDENTAL OR CONSEQUENTIAL, OF BUYER AGAINST
     BOMBARDIER  AND  ITS  AFFILIATES  EXPRESS  OR
     IMPLIED,  ARISING BY LAW OR  OTHERWISE,  WITH
     RESPECT  TO  ANY  ACTUAL  OR  ALLEGED  PATENT
     INFRINGEMENT BY THE AIRCRAFT OR ANY INSTALLED
     SYSTEM, ACCESSORY, EQUIPMENT OR PART.
     ARTICLE  19   -  LIMITATION OF LIABILITY  AND
          INDEMNIFICATION



19.1 ANNEX  B,  EXCEPT  AS OTHERWISE  PROVIDED  IN
     LETTER   OF   AGREEMENT   NO.   008   HERETO,
     EXCLUSIVELY     SETS    FORTH    BOMBARDIER'S
     OBLIGATIONS   WITH  RESPECT   TO   ANY   NON-
     CONFORMANCE   OF   THE  AIRCRAFT   WITH   THE
     SPECIFICATION OR ANY DEFECT IN  THE  AIRCRAFT
     AND   THE  OBLIGATIONS  AND  LIABILITIES   OF
     BOMBARDIER  UNDER THE AFORESAID ARE  ACCEPTED
     BY  BUYER TO BE EXCLUSIVE AND IN LIEU OF, AND
     BUYER  HEREBY WAIVES, RELEASES AND  RENOUNCES
     ALL  OTHER  REMEDIES, WARRANTIES, GUARANTEES,
     OBLIGATIONS,  REPRESENTATIONS OR LIABILITIES,
     EXPRESS  OR  IMPLIED, OF BOMBARDIER  AND  ITS
     AFFILIATES  WITH RESPECT TO DEFECTS  IN  EACH
     AIRCRAFT  OR PART THEREOF, PRODUCT,  DOCUMENT
     OR  SERVICE DELIVERED OR PROVIDED UNDER  THIS
     AGREEMENT,  ARISING  IN  FACT,  IN  LAW,   IN
     CONTRACT,  IN TORT, OR OTHERWISE,  INCLUDING,
     WITHOUT LIMITATION,

          A.    ANY  IMPLIED WARRANTY OF CONDITION
          OR MERCHANTABILITY OR FITNESS;

         B.    ANY  IMPLIED WARRANTY OR  CONDITION
          ARISING   FROM  COURSE  OF  PERFORMANCE,
          COURSE OF DEALING OR USAGE OF TRADE;

     C.   ANY  OBLIGATION, LIABILITY, RIGHT, CLAIM
          OR   REMEDY  IN  TORT,  WHETHER  OR  NOT
          ARISING  FROM  THE  ACTIVE,  PASSIVE  OR
          IMPUTED  NEGLIGENCE OR  STRICT  PRODUCTS
          LIABILITY   OF   BOMBARDIER    OR    ITS
          AFFILIATES,  BY  REASON OF  THE  DESIGN,
          MANUFACTURE, SALE, REPAIR, LEASE OR  USE
          OF  THE AIRCRAFT OR PRODUCT AND SERVICES
          DELIVERED HEREUNDER; AND

     D.   ANY  OBLIGATION, LIABILITY, RIGHT, CLAIM
          OR  REMEDY FOR LOSS OF OR DAMAGE TO  ANY
          AIRCRAFT OR PART THEREOF, ANY BOMBARDIER
          PARTS, ANY POWER PLANT PARTS, ANY VENDOR
          PARTS,  ANY SPARE PARTS OR ANY TECHNICAL
          DATA.

19.2 BUYER  HEREBY RELEASES AND AGREES TO  DEFEND,
     INDEMNIFY  AND HOLD HARMLESS BOMBARDIER,  ITS
     SUBSIDIARIES, AFFILIATES, SUBCONTRACTORS  AND
     LESSORS,   AND  THEIR  RESPECTIVE  EMPLOYEES,
     DIRECTORS, OFFICERS AND AGENTS, AND  EACH  OF
     THEM  (THE "INDEMNIFIED PARTIES"),  FROM  AND
     AGAINST  ALL  LIABILITIES,  CLAIMS,  DAMAGES,
     LOSSES,  COSTS AND EXPENSES FOR  LOSS  OF  OR
     DAMAGE  TO  PROPERTY INCLUDING ANY  AIRCRAFT,
     AND  LOSS OF USE THEREOF, OR INJURIES  TO  OR
     DEATH  OF  ANY  AND  ALL  PERSONS  (INCLUDING
     BUYER'S   DIRECTORS,  OFFICERS,  AGENTS   AND
     EMPLOYEES    BUT    EXCLUDING    BOMBARDIER'S
     DIRECTORS,  OFFICERS, AGENTS AND  EMPLOYEES),
     ARISING DIRECTLY OR INDIRECTLY OUT OF  OR  IN
     CONNECTION  WITH ANY SERVICE  PROVIDED  UNDER
     ANNEX  A WHETHER OR NOT CAUSED BY THE ACTIVE,
     PASSIVE  OR  IMPUTED  NEGLIGENCE  OR   STRICT
     PRODUCTS   LIABILITY   OF   THE   INDEMNIFIED
     PARTIES.  THE FOREGOING SHALL NOT APPLY WHERE
     SUCH  LOSSES  OR DAMAGES ARE  CAUSED  BY  THE
     GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE
     INDEMNIFIED PARTIES.

19.3 NOTHING  CONTAINED IN ARTICLE  19.1  OR  19.2
     ABOVE SHALL CONSTITUTE A WAIVER OR RELEASE OR
     RENUNCIATION  OF,  OR  INDEMNITY   FOR,   ANY
     LOSSES,  DAMAGES OR CLAIMS, BY BUYER  AGAINST
     BOMBARDIER  FOR  CONTRIBUTION  TOWARD  THIRD-
     PARTY BODILY INJURY OR PROPERTY DAMAGE CLAIMS
     BASED  ON PRODUCT LIABILITY THEORIES  TO  THE
     EXTENT OF BOMBARDIER'S RELATIVE PERCENTAGE OF
     THE TOTAL FAULT OR OTHER LEGAL RESPONSIBILITY
     OF  PERSONS  CAUSING SUCH  BODILY  INJURY  OR
     PROPERTY DAMAGE.

19.4 IN   THE  EVENT  OF  ANY  LOSSES  OR  DAMAGES
     SUFFERED BY ANYONE FOR OR ARISING OUT OF  (I)
     ANY  LACK  OR  LOSS OF USE OF  ANY  AIRCRAFT,
     EQUIPMENT,  BOMBARDIER PARTS,  VENDOR  PARTS,
     SPARE   PARTS,   GROUND  SUPPORT   EQUIPMENT,
     TECHNICAL PUBLICATIONS OR DATA OR   (II)  ANY
     SERVICES TO BE PROVIDED HEREUNDER, OR   (III)
     FOR  ANY  FAILURE TO PERFORM ANY  OBLIGATIONS
     HEREUNDER,  NEITHER  PARTY  SHALL  HAVE   ANY
     OBLIGATION FOR LIABILITY TO THE OTHER (AT LAW
     OR  IN  EQUITY), WHETHER ARISING IN  CONTRACT
     (INCLUDING WITHOUT LIMITATION, WARRANTY),  IN
     TORT   (INCLUDING  THE  ACTIVE,  PASSIVE   OR
     IMPUTED   NEGLIGENCE   OR   STRICT   PRODUCTS
     LIABILITY  OF  BOMBARDIER OR ITS AFFILIATES),
     OR  OTHERWISE,  FOR LOSS OF USE,  REVENUE  OR
     PROFIT OR FOR ANY OTHER INDIRECT, INCIDENTAL,
     CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND
     OR NATURE.

ARTICLE 20  -  ASSIGNMENT

This Agreement may be assigned only as follows:

20.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder to a wholly owned subsidiary or affiliate provided that there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of its obligation under this Agreement.

20.2 With  the other party's prior written consent
     not to be unreasonably withheld, either party
     may  assign, sell, transfer or dispose of (in
     whole  or  in  part) any of  its  rights  and
     obligations hereunder to another entity  only
     provided that   (i) -------------------------
     ---------------------------------------------
     --------------------   (ii)   there   is   no
     increase    to    the    liability     and/or
     responsibility  of the non  assigning  party,
     (iii)  assigning  party remains  jointly  and
     severally  liable with any assignee  for  the
     performance  of  its  obligation  under  this
     Agreement,   (iv) the assignment is made only
     for operational and financial considerations,
     (v)     the   assignee   shall   execute    a
     confidentiality  agreement  prohibiting   the
     disclosure  of confidential information,  and
     (vi) ----------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     -------------------------
20.3 With Bombardier's prior written consent,  not
     to   be  unreasonably  withheld,  Buyer   may
     assign,  sell,  transfer or  dispose  of  (in
     whole  or  in  part) any of  its  rights  and
     obligations  hereunder to another  entity  to
     which  Buyer does not hold majority  interest
     provided  that   (i) there is no increase  to
     the   liability   and/or  responsibility   of
     Bombardier,   (ii) the Buyer remains  jointly
     and  severally liable with any  assignee  for
     the  performance of its obligation under this
     Agreement,    (iii)  the assignment  is  made
     only    for    operational   and    financial
     considerations,     (iv)   the   shareholders
     (other  than  shareholders  purchasing  stock
     through   arms   length,   publicly    traded
     transactions)  or owners of  assignee,  other
     than   Buyer,   are  not   engaged   in   air
     transportation, (v) the assignee operates  or
     is  to operate its business in a fashion that
     is  generally held out and structured  to  be
     perceived  by  people  knowledgeable  in  the
     industry to be closely affiliated with  Buyer
     or  Buyer's  parent, (vi) the assignee  shall
     execute     a    confidentiality    agreement
     prohibiting  the  disclosure of  confidential
     information, and (vii) the assignee does  not
     compete   with  the  Bombardier  Group   with
     respect to the manufacture of aircraft.

20.4 Except as provided in Articles 20.1, 20.2 and
     20.3,  Buyer shall not assign, sell, transfer
     or  dispose of (in whole or in part)  any  of
     its  rights or obligations hereunder  without
     Bombardier's  prior  written  consent,   such
     consent not to be unreasonably withheld.   In
     the  event of such assignment, sale, transfer
     or disposition Buyer shall remain jointly and
     severally  liable with any assignee  for  the
     performance  of  all  and  any   of   Buyer's
     obligations   under   this   Agreement    and
     Bombardier reserves the right as a condition of its consent to amend one or more of the terms and conditions of this Agreement.

20.5 Notwithstanding Article 20.4 above, Buyer may
     assign,  after  transfer  of  title  of   the
     Aircraft, its rights under the Agreement to a
     third  party  purchaser of  any  one  of  the
     Aircraft,    provided   said   third    party
     acknowledges  in writing to be bound  by  the
     applicable  terms  and  conditions  of   this
     Agreement, including but not limited  to  the
     provisions and limitations as detailed  Annex
     A,   Customer  Support  Services,  Annex   B,
     Warranty and Service Life Policy and  of  the
     provisions  and limitations in Limitation  of
     Liability as defined in Article 19 hereof and
     Indemnity  Against  Patent  Infringement   as
     defined in Article 18 hereof and any other on-going obligations of Buyer, which shall apply to it to the same extent as if said third party was Buyer hereunder and provided that there is no increase to the liability and/or responsibility of Bombardier.

20.6 Bombardier may assign any of its rights to receive money hereunder without the prior consent of Buyer.

20.7 Notwithstanding the other provisions of  this
     Article 20, Bombardier shall, at Buyer's cost
     and  expense, if so requested in  writing  by
     Buyer,  take  any action reasonably  required
     for   the  purpose  of  causing  any  of  the
     Aircraft to be subjected (i) to, at or  after
     the   Delivery  Date,  an  equipment   trust,
     conditional   sale   or  lien,   leases   and
     mortgages, or (ii) to another arrangement for
     the  financing  of  the  Aircraft  by  Buyer,
     providing,   however,  there  shall   be   no
     increase    to    the    liability     and/or
     responsibility of Bombardier arising through such financing.


ARTICLE 21  -  SUCCESSORS

21.1 This Agreement shall inure to the benefit of and be binding upon each of Bombardier and Buyer and their respective successors and permitted assignees.

21.2 As used herein, reference to an airworthiness
     authority  such as Transport Canada  and  the
     FAA,  to a regulation or directive issued  by
     such   airworthiness   authority   or   other
     governmental  authority,  shall  include  any
     successor  to such authority then responsible
     for   the   duties  of  such  authority   and
     regulation or directive covering the same subject matters.



ARTICLE 22  -  APPLICABLE LAWS

22.1 THIS  AGREEMENT  SHALL  BE  SUBJECT  TO   AND
     CONSTRUED  IN ACCORDANCE WITH AND THE  RIGHTS
     OF  THE  PARTIES  SHALL BE  GOVERNED  BY  THE
     DOMESTIC  LAWS  OF  THE STATE  OF  NEW  YORK,
     U.S.A.,  EXCLUDING THE CHOICE OF  LAW  RULES,
     AND   THE   PARTIES  HAVE  AGREED  THAT   THE
     APPLICATION OF THE UNITED NATIONS  CONVENTION
     ON  CONTRACTS FOR THE INTERNATIONAL  SALE  OF
     GOODS IS HEREBY EXCLUDED.

22.2 Each of Buyer and Bombardier agrees that  any
     legal  action or proceeding with  respect  to
     this  Agreement may be brought in the Federal
     Courts of the United States of America in the
     Southern  District Courts of New York  or  in
     the  Supreme Courts of the State of New  York
     in   the  County  of  New  York  and  by  the
     execution  and  delivery  of  this  Agreement
     irrevocably  consents  and  submits  to   the
     nonexclusive  jurisdiction  of  each  of  the
     aforesaid  court in personam with respect  to
     any such action or proceeding and irrevocably
     waive any objection either party may have  as
     to   venue  or  any  such  suit,  action   or
     procedure brought in such court or that such court is an inconvenient forum. Nothing in this paragraph shall affect the right of any party hereto or their successors or assigns to bring any action or proceeding against the other party hereto or their property in the courts of other jurisdictions.




ARTICLE 23  -  CONFIDENTIAL NATURE OF AGREEMENT

23.1 This  Agreement is confidential  between  the
     parties  and  shall  not, without  the  prior
     written  consent  of  the  other  party,   be
     disclosed by either party in whole or in part to any other person or body except:

     i) as  may  be necessary for either party  to
        carry  out  its  obligations  under   this
        Agreement or other agreements related to this Agreement to which it is a party, and

     ii)as may be required by law, and

     iii)-----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        -----------------------------------------
        ------------------


23.2 Except as may be reasonably required for  the
     operation,       maintenance,       overhaul,
     modification,  storage  and  repair  of   the
     Aircraft  by Buyer or any third party,  Buyer
     shall  hold  confidential all Technical  Data
     and  other  proprietary information  (and  so
     marked  by  Bombardier)  supplied  by  or  on
     behalf of Bombardier, and shall not reproduce
     any   such   Technical  Data  or  proprietary
     information or divulge the same to any third party unless such disclosure requires the third party to hold same in confidence and use it only for the purposes stated above.

23.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

23.4 In  the  event Buyer now or hereafter  has  a
     class  of securities registered under Section
     12(b) or 12(g) of the Securities Exchange Act
     of  1934, as amended (the "Exchange Act"), or
     is  subject to the reporting requirements  of
     Section  15(d) thereof, or Buyer proposes  to
     effect  an  offering of securities registered
     under  the Securities Act of 1933, as amended
     (the "Securities Act"), and in any such case,
     Buyer   reasonably   determines   that   this
     Agreement   is   a  "material  contract"   as
     described in Item 601 of Regulations S-K, and
     is  required to be filed as an exhibit  to  a
     registration  statement under the  Securities
     Act  or  a periodic report under the Exchange
     Act,  Buyer shall notify Bombardier prior  to
     the  date of such anticipated filing of  such
     determination  and the reasons therefor,  and
     shall  use its reasonable efforts to  prepare
     and  file  with the Securities  and  Exchange
     Commission  (the "Commission") a request  for
     confidential treatment pursuant to Rule 24b-2
     under the Exchange Act or Rule 406 under  the
     Securities  Act,  as the case  may  be,  with
     respect  to  information in  this  Agreement,
     which   Buyer  reasonably  believes   to   be
     eligible  for confidential treatment.   Buyer
     agrees  to  provide Bombardier  with  advance
     notice   of  the  information  selected   for
     inclusion  in  its  request for  confidential
     treatment   and   to   reasonably    consider
     recommendations made by Bombardier for the inclusion of any additional information. .

     Subject to compliance with the foregoing, and
     notwithstanding the other provisions of  this
     Article,  portions of this Agreement  may  be
     filed   as   exhibits  to  such  registration
     statement or periodic report to the extent determined to be appropriate to comply with applicable law and such filing shall not constitute a breach hereof by Buyer.


23.5 Bombardier hereby acknowledges that Buyer  is
     sensitive   with  respect   to   the   public
     disclosure of its operating data provided  to
     Bombardier   pursuant  to   this   Agreement.
     Although    Bombardier    shall    have    no
     confidentiality undertaking with respect to such data, Bombardier agrees to consider
     Buyer's sensitivity in its public use of said data.

ARTICLE 24  -  AGREEMENT


24.1    This Agreement and the matters referred to
      herein   constitute  the  entire   Agreement
      between  Bombardier and Buyer and  supersede
      and   cancel   all   prior  representations,
      brochures,  alleged warranties,  statements,
      negotiations,     undertakings,     letters,
      memoranda    of    agreement,   acceptances,
      agreements,  understandings,  contracts  and
      communications,  whether  oral  or  written,
      between   Bombardier  and  Buyer  or   their
      respective  agents, with respect  to  or  in
      connection with the subject matter  of  this
      Agreement  and no agreement or understanding
      varying  the  terms  and  conditions  hereof
      shall  be  binding on either  Bombardier  or
      Buyer  hereto  unless an amendment  to  this
      Agreement  is  issued  and  duly  signed  by
      their  respective authorized representatives
      pursuant  to the provisions of this  Article
      hereof.     In    the    event    of     any
      inconsistencies between any provisions of this Agreement and those of any Letter
      Agreements,  the provisions  of  the  Letter
      Agreements shall prevail.

24.2    If any of the provisions of this Agreement
      are  for any reason declared by judgment  of
      a  court  of  competent jurisdiction  to  be
      unenforceable    or    ineffective,    those
      provisions  shall be deemed  severable  from
      the  other provisions of this Agreement  and
      the   remainder  of  this  Agreement   shall
      remain in full force and effect.

24.3    THE  BENEFIT  OF  THE WAIVER,  LIMITATION,
      RELEASE,  RENUNCIATION AND/OR  EXCLUSION  OF
      LIABILITY   CONTAINED  IN   THIS   AGREEMENT
      EXTENDS   TO  THE  OTHER  DIVISIONS,   OTHER
      SUBSIDIARIES,   AND  OTHER   AFFILIATES   OF
      BOMBARDIER     INC     (COLLECTIVELY     THE
      "BOMBARDIER  GROUP") AND  TO  THE  OFFICERS,
      DIRECTORS, EMPLOYEES AND REPRESENTATIVES  OF
      THE  BOMBARDIER GROUP, ON WHOSE  BEHALF  AND
      FOR   WHOSE  BENEFIT  BOMBARDIER   IS,   FOR
      PURPOSES  OF  THIS ARTICLE 24.3,  ACTING  AS
      AGENT AND TRUSTEE.

        ------------------------------------------
      -------------------------------------------
      -------------------------------------------
      -------------------------------------------
      -------------------------------------------
      ----------

24.4     Buyer  and  Bombardier  agree  that  this
      Agreement   has   been   the   subject    of
      discussion  and  negotiation  and  is  fully
      understood  by the parties hereto  and  that
      the  price  of  the Aircraft and  the  other
      mutual  agreements of the parties set  forth
      herein  were arrived at in consideration  of
      the   limitation  provisions  contained   in
      Article 19 and the other similar provisions contained in this Agreement.
ARTICLE 25 - DISPUTES

25.1 Any dispute, difference, controversy or claim
     arising out of or relating to this Agreement,
     the  breach, or non-performance thereof shall
     first   be   attempted  to  be  resolved   by
     Bombardier    and   Buyer   through    mutual
     negotiations, consultation and discussions.

25.2 Should the parties hereto be unable to settle
     their differences or disputes which may arise
     between    them   with   respect    to    the
     interpretation   or   application   of   this
     Agreement  (a "Dispute"), by mutual agreement
     as   provided  in  Article  25.1  above,  the
     parties   agree  to  each  appoint  two   (2)
     representatives   to   constitute   a   joint
     commission   (the   "Joint  Commission")   to
     jointly  hear  the  representations  of  each
     party    regarding    the    Dispute.     One
     representative will be appointed as chair  of
     the  Joint Commission on an alternate  basis.
     At least one (1) representative of each party
     shall   have   knowledge  in   technical   or
     contractual matters depending on  the  nature
     of  the Dispute.  The Joint Commission shall,
     following  representations  by  each   party,
     issue non-binding written recommendations  to
     the   parties  as  to  how  best  settle  the
     Dispute.  If the representatives do not agree
     on joint recommendations, the representatives
     of   each   party  shall  issue   their   own
     recommendations.

25.3 Either party may request the formation of the
     Joint  Commission if a dispute is not settled
     within  forty-five  (45)  days  following   a
     written notice from either party to the other
     detailing the nature of the Dispute  and  the
     resolution sought.  The request for  a  Joint
     Commission shall be made in writing and shall
     contain  the  names  of  the  representatives
     appointed   by   the  party  requesting   its
     formation.    The  other  party  shall   then
     provide the names of its representatives within thirty (30) days following the receipt of the request for a Joint Commission.

25.4 The  Joint  Commission shall have  forty-five
     (45) days from its formation to agree on  the
     procedure to be followed, including the place
     of  hearing,  if  any.  The Joint  Commission
     shall   have   sixty  (60)  days   from   the
     completion of the representations by each party to issue its recommendations.

25.5 If,  despite the recommendations of the Joint
     Commission, the parties are unable to resolve
     the  Dispute, either party may, except  where
     the  remedies  sought include termination  of
     the   Agreement  in  whole  or  in  part   or
     injunctive   relief,  or  other   controversy
     involving an amount claimed in good faith  in
     excess  of Five Million United States Dollars
     (  $5,000,000 U.S.) unless otherwise  agreed,
     request by sixty (60) days prior notice  that
     the  Dispute  be  settled by  arbitration  in
     accordance  with  arbitration  rules  to   be
     agreed  upon  before delivery  of  the  first
     Aircraft.

25.6 Within thirty (30) days of the demand to refer the Dispute to arbitration, each party shall appoint one (1) arbitrator, who in turn will appoint the third arbitrator, within thirty (30) days of their appointments. This third arbitrator shall act as the chairman of the Arbitral Tribunal so constituted.

25.7 The venue of arbitration shall be Toronto, Ontario, New York City, or Washington, DC,
     U.S.A., as agreed between the parties.

25.8 The  arbitrators  shall not act  as  "Amiable
     Compositeur" and shall decide according to the terms of the agreement and to the laws of New York.

25.9 The award of the arbitration shall be final and shall not be called in question in any court or tribunal.

25.10       It   is  expressly  agreed  that   any
     statement, representation or document made or
     produced to or in connection with,  or  as  a
     result of the formation of a Joint Commission
     shall   be  without  prejudice  and   without
     admission of liability by either party and shall not be used as such by the other party.

25.11      Each party shall be responsible for its
     own  costs and expenses incurred as a  result
     of,   or   in   connection  with  the   Joint
     Commission  and  arbitration  including   the
     cost,   fees   and  expenses   of   its   own
     representatives.




In witness whereof  this  Agreement was signed  on
               the date written hereof:




For and on  behalf  of                 For  an  on
          behalf of




Atlantic Coast   Airlines:              Bombardier
          Inc.:





_______________________
          ______________________

Kerry Skeen                                 Michel
          Bourgeois
President and   C.E.O.                        Vice
          President, Contracts



                      APPENDIX I

                 REGIONAL JET AIRCRAFT
              ECONOMIC ADJUSTMENT FORMULA

          Pursuant  to the provision of Article  4
               of    the    Agreement,    economic
               adjustment will be calculated using
               the    lesser   amount   of   those
               generated  by  the  following   two
               calculations:

          (i)    The Economic Adjustment Formula:

          PP   =      PO  (0.28  LD + 0.35   ED  +
               0.20  CD + 0.15  MD + 0.02  FD)
                         LO             EO      CO      MO       FO

--------------------------------------------------
       ------------------------------------------
       ------------------------------------------
       ------


          Where:

    PP  =Aircraft Purchase Price;

    PO  =Base Price;

    LD =the Canadian labour index obtained by calculating the arithmetic average of the labour indices for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

    LO =the Canadian labour index obtained by calculating the arithmetic average of the labour indices for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft, which is 20.52;

    ED  =the   U.S.   labour  index  obtained   by
          calculating the arithmetic average of the U.S. labour indices for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

    EO  =the   U.S.   labor  index   obtained   by
          calculating the arithmetic average of the U.S. labour indices for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft, which is 19.11;

    CD  =the    Industrial    Commodities    index
          obtained  by calculating the  arithmetic
          average  of  the Industrial  Commodities
          indices   for  the  fifth,  sixth,   and
          seventh months prior to the month of delivery of the Aircraft;

    CO  =the    Industrial    Commodities    index
          obtained  by calculating the  arithmetic
          average  of  the Industrial  Commodities
          indices   for  the  fifth,  sixth,   and
          seventh months prior to the month of the Base Price of the Aircraft, which is 124.97;

    MD  =the    material    index   obtained    by
          calculating the arithmetic average of the material indices for the fifth, sixth, and seventh months prior to the month of delivery of the Aircraft;

    MO  =the    material    index   obtained    by
          calculating the arithmetic average of the material indices for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft, which is 127.93;

    FD  =the  fuel  index obtained by  calculating
          the   arithmetic  average  of  the  fuel
          indices   for  the  fifth,  sixth,   and
          seventh months prior to the month of delivery of the Aircraft; and

    FO  =       the   fuel   index   obtained   by
          calculating the arithmetic average of the fuel indices for the fifth, sixth, and seventh months prior to the month of the Base Price of the Aircraft, which is 76.13.

          For the    purpose   of   the   Economic
               Adjustment    Formula    and    the
               calculation    of   the    economic
               adjustment:

     (a)  the  Canadian labour index shall be  the
          index    provided   in   the    Standard
          Industrial Classification (S.I.C.)  Code
          321  for Average Hourly Earnings for the
          Aircraft  and  Parts  Industry  (Canada)
          published   by  Statistics   Canada   in
          "Employment  Earnings and  Hours"  Table
          3.1.

     (b)  the U.S. labour index shall be the index
          provided   in   the  Bureau   of   Labor
          Statistics  (B.L.S.)  Code   372   Gross
          Hourly  Earnings of production and  non-
          supervisory workers in the Aircraft  and
          Aircraft Parts Industry as published  by
          the U.S. Department of Labor, Bureau  of
          Labor  Statistics  in  "Employment   and
          Earnings" Table C-2.

     (c)  the  Industrial Commodities index  shall
          be  the  index provided in the  Producer
          Price Index as Industrial Commodities as
          published  by  the  U.S.  Department  of
          Labor,  Bureau  of Labor  Statistics  in
          "Producer  Prices  and  Price   Indexes"
          Table 6.

     (d)  the  material index shall be  the  index
          provided in the Producer Price Index for
          Code  10  Metals and Metals Products  as
          published  by  the  U.S.  Department  of
          Labor,  Bureau  of Labor  Statistics  in
          "Producer  Prices  and  Price   Indexes"
          Table 6.

     (e)  the   fuel  index  shall  be  the  index
          provided   in   the  Bureau   of   Labor
          Statistics  (B.L.S.) Code  5  "Fuel  and
          Related Products and Power" Table 6 as published by the U.S. Department of Labor.

     (f)  in  the  event that Bombardier shall  be
          prevented from calculating the  Aircraft
          Purchase Price of each Aircraft  due  to
          any  delay  in  the publication  of  the
          required  indices, Bombardier shall  use
          the    last    provisionally   published
          indices,   and   in   the   event   that
          provisional  indices are not  available,
          Bombardier  shall extrapolate  from  the
          last   three  (3)  months  of  published
          indices  and  where the balance  of  the
          Aircraft   Purchase  Price  payable   is
          calculated    on    the    provisionally
          published indices, and/or extrapolation,
          Bombardier  will amend such  installment
          on  publication of the final indices and
          will  submit  supplementary  claims   or
          provide credit notes in respect of any adjustment so caused.

      (g) the   indices   used  in  the   Economic
          Adjustment Formula and the weighting assigned to them, as well as the various indices quoted here, are based on the information known to date and represent the projection by Bombardier of the manner in which Bombardier will incur cost in the production of the Aircraft.
          In the event there is a change in the indices published or in circumstances which materially affects the indices chosen or the weighting assigned to them, the indices and/or the weighting shall be amended accordingly by mutual agreement of the parties. The change in circumstances referred to above shall include but not be limited to:

     1)   Any  material change in the  basis  upon
          which  the  chosen  indices  have   been
          calculated or if any of said indices are
          discontinued    or    withdrawn     from
          publication,

     2)   Any   change   in   manufacturing   plan
          involving  the  letting of  a  new  sub-
          contract  or  the  termination   of   an
          existing sub-contract, and

     3)   Any change in the escalation or Economic
          Adjustment Formula used in a Vendor or sub-contractor contract with Bombardier;
          and

          In   the  calculation  of  the  Aircraft
          Purchase  Price the following guidelines
          in   respect  of  decimal  places  shall
          apply:

     (a)  All  indices in the Economic  Adjustment
          Formula shall be rounded to the second decimal place,

     (b) The Economic Adjustment Formula shall be calculated and rounded to four decimal places, and

     (c) The Aircraft Purchase Price resulting from the Economic Adjustment Formula shall be rounded to the nearest dollar.


                      APPENDIX II

                   DELIVERY SCHEDULE




   *     First Aircraft  ---------
   *     Second   Aircraft------------*      Third
          Aircraft---------------**Fourth Aircraft
          -------------**Fifth Aircraft   --------
          ------
   **Sixth         Aircraft         --------------

                            APPENDIX III

                            SPECIFICATION


                         TYPE SPECIFICATION

            --------------------------------------------
                             APPENDIX IV

                  BUYER SELECTED OPTIONAL FEATURES


CR Ref. #                          Option Description               Price in
                                                   Jan. 1999 US
                                                     Dollars
00-008       PERFORMANCE    -    EXTENDED                ---
            RANGE
00-312                      ADDITIONAL  FLAP SETTING,  8                -------
            DEG TAKE-OFF
00-313                      CERTIFICATION     -      FAA                ---
            STRAPPING
11-300                      PAINT SCHEME **                             ----
25-22-301                   IN-ARM MEAL TRAYS IN ROW 1                  ------
25-22-302                   UNDERSEAT LIFE VEST POUCHES                 ------
25-22-304                   RECLINING PASSENGER SEATS                   -------
25-24-301                   ENTRANCE             STORAGE                ----
            COMPARTMENT
25-26-301                   PARTITION - LHD WINDSCREEN                  ----
25-26-302                   PARTITION - RHD WINDSCREEN                  ----
25-31-320                   G1  GALLEY:  PROVISIONS  FOR                ------
            SNACK    &    HOT   BEVERAGE
            SERVICE
25-34-310                   STANDARD  BEVERAGE  MAKER  -                -------
            COFFEE (QTY 2)
30-001                      ICE  DETECTION - RED WARNING                ---
            LIGHT
31-320                      EICAS 2000                                  ---
31-340                      DFDR 88 PARAMETERS                      -------
33-003                      RED BEACON LIGHTS                       -------
33-310                      TAIL LOGO LIGHTS                        -------
33-320                      CARGO DOOR FLOODLIGHTS                  -------
34-328                      EGPWS   -  ENHANCED   GROUND            -------
            PROXIMITY WARNING SYSTEM
34-330                      FMS  -  SINGLE COLLINS  FMS-            -------
            4200                                             -
34-350                      GPS  -  SINGLE COLLINS  GPS-            -------
            4000
34-353                      VHF  NAV - FM IMMUNITY (VIR-            ------
            432+)
34-362                      ALTIMETER  -  BARO   SETTING              ----
            REMINDER
35-004                      EROS MAGIC MASK (THREE)                 -------
38-313                      8     US     GAL.     GALLEY            -------
            WATER/WASTE   TANK    SYSTEM
            (WITH G1 GALLEY SELECTION)
             AMI PILOT & CO-PILOT SEAT                   ---
                Total Technical Features                -------
                                                             -
          -------------------------------------------------------------
               ---------

** ------------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
--
          All prices  listed above are expressed in January  1,
               1999  US  dollars, and are subject  to  economic
               adjustment  to the date of aircraft delivery  as
               provided         in        the        Agreement.

                      CUSTOMER SUPPORT SERVICES


           ANNEX A -      TECHNICAL SUPPORT, SPARE PARTS,
                            TRAINING AND
                           TECHNICAL DATA


          The following Customer Support Services are those services to which reference is made in Article 3 of the Agreement.

          ARTICLE 1 - TECHNICAL SUPPORT

1.1            Factory Service

     Bombardier agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning maintenance problems and to issue findings and recommend action thereon. This service shall be provided for as long as ten (10) CL-600-2B19 aircraft remain in commercial air transport service.

1.2            Field Service Representative

     1.2.1     Services

          Bombardier   shall  assign  one  (1)  Field   Service
          Representative  ("FSR")  to  Buyer's  main  base   of
          operation or other location as may be mutually agreed.

     1.2.2     Term

          Such assignment shall be for ------------------- and shall commence approximately one (1) month prior to the Delivery Date of the first Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed.

     1.2.3     Responsibility

          The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance by Buyer's designated personnel ("FSR Services").
     1.2.4     Travel

          If  requested  by  Buyer, the  FSR  may,  at  Buyer's
          expense,  travel  to  another  location  to   provide
          technical advice to Buyer. The FSR must fly on Buyer's airline, if such service is available.

     1.2.5     Office Facilities

          Buyer shall furnish the FSR, at no charge to Bombardier, suitable and private office facilities and related equipment including desk, file cabinet, access to two telephone lines, facsimile and photocopy equipment conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

     1.2.6     Additional Expenses

          Buyer shall reimburse Bombardier (net of any additional taxes on such reimbursement) the amount of any and all taxes (except Canadian taxes on the income of the FSR) and fees of whatever nature, including any customs duties, withholding taxes or fees together with any penalties or interest thereon, paid or incurred by Bombardier or the FSR or other Bombardier employee as a result of or in connection with the rendering of the services.

     1.2.7     Right to Stop Work

          Bombardier shall not be required to commence or continue the FSR Services when:

          a.)   there  is a labour dispute or work stoppage  in
          progress at Buyer's      facilities;

          b.)    there  exist  war,  risk  of  war  or  warlike
          operations, riots or     insurrections;

               c.)   there  exist conditions that are dangerous
               to  the  safety or health of the  FSR  or  other
               Bombardier employee; or

               d.) the Government of the country where Buyer's facilities are located or where Buyer desires the FSR to travel refuses the Bombardier employee permission to enter said country or Buyer's base of operations.

               1.2.8     Work Permits and Clearances

          Buyer  shall  assist in arranging for  all  necessary
          airport security clearances required for the  FSR  or
          other    Bombardier   employee   to   permit   timely
          accomplishment of the FSR services.


1.3            Maintenance Planning Support

     1.3.1     Scheduled Maintenance Task Cards

          As described in Annex A Attachment A, Bombardier shall provide Buyer Bombardier's standard format scheduled maintenance task cards that shall conform to the Aircraft at the Delivery Date. At Buyer's request Bombardier shall provide a proposal for task cards produced to Buyer's format.

     1.3.2     In-Service Maintenance Data

          Buyer agrees to provide to Bombardier in-service maintenance data in order to provide updates to Bombardier's recommended maintenance program. Buyer and Bombardier shall agree on standards and frequency for communication of such data.

1.4            Additional Services

               At Buyer's request Bombardier shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

          ARTICLE   2  -  SPARE  PARTS,  GSE,  TOOLS  AND  TEST
               EQUIPMENT

2.1.1          Definitions

     a."Bombardier Parts":

       any  spare  parts, ground support equipment,  tools  and
       test  equipment which bear an inhouse Cage  Code  number
       in   the   Bombardier  Provisioning   Files   (as   that
       expression is defined in ATA Specification 2000).

     b."Power Plant Parts":

       any   power  plant  or  power  plant  part  or  assembly
       carrying the power plant manufacturer's part number or any part furnished by the power plant manufacturer for incorporation on the Aircraft.

     c."Vendor Parts":

       any  spare  parts, ground support equipment,  tools  and
       test   equipment  for  the  Aircraft   which   are   not
       Bombardier Parts or Power Plant Parts.

     d."Spare Parts":

       all materials, spare parts, assemblies, special tools and items of equipment, including ground support equipment, ordered for the Aircraft by Buyer from Bombardier. The term Spare Parts includes Bombardier Parts, Power Plant Part and Vendor Parts.

     e."Order":

       any   order   for  Spare  Parts  issued  by   Buyer   to
       Bombardier; and

     f."Technical Data":

       shall  have  the meaning attributed to  it  in  Annex  A
       Article 4.1.

2.1            Term and Applicability

     The term of this Annex A Article 2 shall become effective on the date hereof and shall remain in full force and effect with respect to the purchase and sale of Spare Parts for each Aircraft so long as at least ten (10) of the CL-600-2B19 aircraft remain in commercial air transport service. The provisions of Annex A Articles 2.2, 2.6.5, 2.24 and Annex B Article 5.0 shall survive expiration or termination of this Agreement.

2.2            Order Terms

     Terms and conditions hereof shall apply to all Orders placed by Buyer with Bombardier in lieu of any terms and conditions in Buyer's purchase orders.

2.3            Purchase and Sale of Spare Parts

     2.3.1     Agreement to Manufacture and Sell

          Bombardier shall manufacture, or procure, and make available for sale to Buyer suitable Spare Parts in quantities sufficient to meet the reasonably anticipated needs of Buyer for normal maintenance and normal spares inventory replacement for each Aircraft. During the term specified in Annex A
          Article 2.1 above, Bombardier shall also maintain, or cause to be maintained, a shelf stock of certain Bombardier Parts selected by Bombardier to ensure reasonable re-order lead times and emergency support. Bombardier shall maintain, or cause to be maintained, a reasonable quantity of Bombardier insurance parts at a U.S. distribution centre. Insurance parts as used herein shall include, but not be limited to, dispatch-essential parts such as major flight control surfaces.

2.4            Agreement to Purchase Bombardier Parts

   2.4.1 -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          ----------

     2.4.2       Buyer's   Right  to  Purchase,   Redesign   or
          Manufacture

          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------  shall   not   be
          construed as a granting of a license by Bombardier and shall not obligate Bombardier to disclose to anyone Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to Bombardier and Bombardier shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part. Buyer shall be responsible for obtaining all regulatory authority approvals required by Buyer to repair the Aircraft using redesigned or manufactured Bombardier Parts as described in the preceding Article. Any such redesigned part shall be identified with Buyer's part number only.

     2.4.3     Notice to Bombardier of Redesigned Parts

          Bombardier reserves the right to negotiate with Buyer the access to redesigned parts, drawings and the non-exclusive manufacturing rights of the redesigned part, if Buyer redesigns or has had any Bombardier parts redesigned.

     2.5  Purchase of Vendor Parts & Power Plant Parts

          Bombardier shall not be obligated to maintain a stock of Power Plant Parts. Bombardier maintains a spares stock of selected Vendor Parts at its own discretion to support provisioning and replenishment sales. Bombardier agrees to use all reasonable efforts to require its vendors to comply with the terms and conditions of this Annex A Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered in accordance with the vendor's quoted lead time plus Bombardier's internal processing time.



     2.6  Spare Parts Pricing

          2.6.1    Spare Parts Price Catalogue

              Prices   for   commonly  used  Bombardier   Parts
               stocked by Bombardier shall be published in the spare parts price catalogue ("Spare Parts Price Catalogue"). Bombardier shall hold the published prices firm for catalogue stock class items for a period of twelve (12) months and shall provide at least ninety (90) calendar days notice prior to changing the published price.

          2.6.2    Bombardier prices for Vendor Parts

              If  Buyer  orders  Vendor Parts from  Bombardier,
               the  price  shall be as published in  the  Spare
               Parts Price Catalogue.

          2.6.3    Quotations

              Price  and  delivery  quotations  for  items  not
               included in the Spare Parts Price Catalogue shall be provided at Buyer's request by Bombardier. Price quotations will be held firm for a period of ninety (90) calendar days or as otherwise specified by Bombardier. Responses to quotation requests will be provided within ten
               (10) calendar days.



          2.6.4    Currency and Taxes

              All  Spare  Parts Price Catalogue  and  quotation
               prices shall be in U.S. dollars and exclusive of transportation, taxes, duties and licenses.

               Buyer shall pay to Bombardier upon demand the amount of any sales, use, value-added, excise or similar taxes imposed by any federal, provincial or local taxing authority within Canada, and the amount of all taxes imposed by any taxing authority outside Canada, required to be paid by Bombardier as a result of any sale, use, delivery, storage or transfer of any Spare Parts. If Bombardier has reason to believe that any such tax is applicable, Bombardier shall separately state the amount of such tax in its invoice. If a claim is made against Bombardier for any such tax, Bombardier shall promptly notify Buyer.

               In addition, Buyer shall pay to Bombardier on demand the amount of any customs duties required to be paid by Bombardier with respect to the importation by Buyer of any Spare Parts.

          2.6.5    Vendor Pricing

              Bombardier   shall  use  reasonable  efforts   to
               require its major vendors to maintain any published price for their parts for a period of at least twelve (12) months with a ninety (90) calendar day notice period prior to changing a published price.


2.7            Provisioning

     2.7.1     Pre-provisioning/Provisioning Conference

          Pre-provisioning and provisioning conferences shall be convened on dates to be mutually agreed between Buyer and Bombardier in order to:

          (i) discuss the operational parameters to be provided by Buyer to Bombardier which Bombardier considers necessary for preparing its quantity recommendations for initial provisioning of Spare Parts to be purchased from Bombardier or vendors ("Provisioning Items");

          (ii) review Buyer's ground support equipment and special tool requirements for the Aircraft;

          (iii)   discuss   the  format  of  the   provisioning
            documentation   to  be  provided  to   Buyer   from
            Bombardier   for  the  selection  of   Provisioning
            Items; and

          (iv) arrive at a schedule of events for the initial provisioning process, including the establishment of a date for the initial provisioning conference ("Initial Provisioning Conference") which shall be scheduled where possible at least six (6) months prior to delivery of the first Aircraft.

          The time and location of the pre-provisioning conference shall be mutually agreed upon between the parties; however, Bombardier and Buyer shall use their best efforts to convene such meeting within thirty (30) days after execution of the Agreement.


2.8            Initial Provisioning Documentation

     Initial provisioning documentation for Bombardier Parts and Vendor Parts shall be provided by Bombardier as follows:

     a)Bombardier shall provide, as applicable to Buyer, no later than six (6) months prior to the Scheduled Delivery Date of the first Aircraft, or as may be mutually agreed, the initial issue of provisioning files.
       Revisions to this provisioning data shall be issued by Bombardier every ninety (90) calendar days until ninety
       (90) calendar days following the Delivery Date of the last Aircraft or as may be mutually agreed; and

     b)the  Illustrated  Parts Catalogue  designed  to  support
       provisioning   shall   be   issued   concurrently   with
       provisioning  data  files and  revised  at  ninety  (90)
       calendar day intervals.

     2.8.1     Obligation to Substitute Obsolete Spare Parts

          In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Buyer from Bombardier is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereto (other than a redesign at Buyer's request), Bombardier shall deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts upon return of such Spare Parts to Bombardier by Buyer. Bombardier shall credit Buyer's account with the price paid by Buyer for any such obsolete or unusable Spare Part and shall invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

     2.8.2     Delivery of Obsolete Spare Parts and Substitutes

          Obsolete or unusable Spare Parts returned by Buyer pursuant to Annex A Article 2.8.1. shall be delivered to Bombardier at its plant in Ontario or Quebec, or such other destination as Bombardier may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts shall be delivered to Buyer from Bombardier's plant in Ontario or Quebec, or such other Bombardier shipping point as Bombardier may reasonably designate. Bombardier shall pay the freight charges for the shipment from Buyer to Bombardier of any such obsolete or unusable Spare Part and for the shipment from Bombardier to Buyer of any such substitute Spare Part.


     2.8.3      Obligation  to Repurchase Surplus  Provisioning
          Items

          During a period -------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          ----------------------------------------------------
          receipt of Buyer's written request and subject to the exceptions in Annex A Article 2.8.4, repurchase unused and undamaged Provisioning Items which: (i) were recommended by Bombardier as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Bombardier or Vendor at Bombardier's recommendation, and (iii) are surplus to Buyer's needs.


     2.8.4     Exceptions

          Bombardier  shall  not  be obligated  under  Annex  A
          Article  2.8.3  to repurchase any of  the  following:
          (i) quantities of Provisioning Items in excess of those quantities recommended by Bombardier in its Recommended Spare Parts List ("RSPL") for the Aircraft, (ii) Power Plant Parts, QEC Kits, standard hardware, bulk and raw materials, ground support equipment and special tools, (iii) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Buyer's modification of the Aircraft and (iv) Provisioning Items which become surplus as a result of a change in Buyer's operating parameters provided to Bombardier pursuant to Annex A Article 2.7, which were the basis of Bombardier's initial provisioning recommendations for the Aircraft.


     2.8.5     Notification and Format

          Buyer shall notify Bombardier, in writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Bombardier under the provisions of Annex A Article
          2.8.3. Buyer's notification shall include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary shall be in the form of listings as may be mutually agreed between Bombardier and Buyer, and shall include part number, nomenclature, purchase order number, purchase order date and quantity to be returned.

          Within sixty (60) calendar days after receipt of Buyer's notification and detailed summary Bombardier shall complete the review of such summary.

     2.8.6     Review and Acceptance by Bombardier

          Upon completion of Bombardier's review of any detailed summary submitted by Buyer pursuant to Annex A Article 2.8.5., Bombardier shall within sixty calendar days issue to Buyer a Material Return Authorization notice ("MRA") for those Provisioning Items Bombardier agrees are eligible for repurchase in accordance with Annex A Article 2.8.3. Bombardier will advise Buyer of the reason that any Provisioning Items included in Buyer's detailed summary are not eligible for return. The MRA notice shall state the date by which Provisioning Items listed in the MRA notice must be redelivered to Bombardier as agreed between the parties, and Buyer shall arrange for shipment of such Provisioning Items accordingly, to the U.S. distribution centre.

     2.8.7     Price and Payment

          The price of each Provisioning Item repurchased by Bombardier pursuant to Annex A Article 2.8.6 will be the original invoice price thereof. Bombardier shall pay the repurchase price by issuing a credit memorandum in favour of Buyer which may be applied against amounts due Bombardier for the purchase of Spare Parts and services.

     2.8.8     Return of Surplus Provisioning Items

          Provisioning Items repurchased by Bombardier pursuant to Annex A Article 2.8.6 shall be delivered to Bombardier's ----------------------------------------
          -----------------------------------------------------
          -----------------------

     2.8.9      Obsolete  Spare Parts and Surplus  Provisioning
          Items - Title and Risk of Loss

          Title to and risk of loss of any obsolete or unusable Spare Parts returned to Bombardier pursuant to Annex A Article 2.8.8 shall pass to Bombardier upon delivery thereof to Bombardier. Title to and risk of loss of any Spare Parts substituted for an obsolete or unusable Spare Part pursuant to Annex A Article
          2.8.1 shall pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Items repurchased by Bombardier pursuant to Annex A
          Article 2.8.3 shall pass to Bombardier upon delivery thereof to Bombardier.

          With respect to the obsolete or unusable Spare Parts which may be returned to Bombardier and the Spare Parts substituted therefor, pursuant to Annex A
          Article 2.8.1, and the Provisioning Items which may be repurchased by Bombardier, pursuant to Annex A
          Article 2.8.3, the party which has the risk of loss of any such Spare Part or Provisioning Item shall have the responsibility of providing any insurance coverage thereon desired by such party.

2.9            Procedure for Ordering Spare Parts

     Orders  for  Spare  Parts  may  be  placed  by  Buyer   to
     Bombardier by any method of order placement (including but not limited to SITA, ARINC, telecopier, letter, telex, facsimile, telephone or hard copy purchase order).

     2.9.1     Requirements

          Orders shall include at a minimum order number, part number, nomenclature, quantity, delivery schedule requested, shipping instructions and Bombardier's price, if available.

     2.9.2     Processing of Orders

          Upon acceptance of any Order, unless otherwise directed by Buyer, Bombardier shall, if the Spare Parts are in stock, proceed immediately to prepare the Spare Parts for shipment to Buyer. If Bombardier does not have the Spare Parts in stock, Bombardier shall proceed immediately to acquire or manufacture the Spare Parts. Purchase order status and actions related to the shipment of Spare Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide, as applicable to Buyer.
     2.9.3     Changes

          Bombardier reserves the right, without Buyer's consent, to make any necessary corrections or changes in the design, part number and nomenclature of Spare Parts covered by an Order, to substitute Spare Parts and to adjust prices accordingly, provided that interchangeability is not affected ------------------
          -----------------------------------------------------
          ------------ unless Buyer's order specifically and reasonably prohibits such substitution. Bombardier shall promptly give Buyer written notice of corrections, changes, substitutions and consequent price adjustments. Corrections, changes, substitutions and price adjustments which affect interchangeability or exceed the price limitations set forth above may be made only with Buyer's written consent, which consent shall conclusively be deemed to have been given unless Buyer gives Bombardier written notice of objection within thirty (30) calendar days after receipt of Bombardier's notice. In case of any objection, the affected Spare Part will be deemed to be deleted from Buyer's Order.

2.10           Packing

     All Spare Parts ordered shall receive standard commercial packing suitable for export shipment via air freight. Such standard packing will generally be to ATA 300 standards as amended from time to time. All AOG orders will be handled, processed, packed and shipped separately.

2.11           Packing List

     Bombardier  shall  insert  in  each  shipment  a   packing
     list/release note itemized to show:

     (i)  the contents of the shipment,
     (ii) the approved signature of Bombardier's TC authority attesting to the airworthiness of the Spare Parts.
     (iii) value of the shipment for customs clearance if required.

2.12           Container Marks

     Upon  Buyer's request each container shall be marked  with
     shipping  marks  as specified on the Order.   In  addition
     Bombardier  shall, upon request, include in the  markings:
     gross weight and cubic measurements.


2.13           Delivery, Title and Risk of Loss

     2.13.1    Delivery Point

          Spare Parts, other than AOG and Critical Orders, shall be delivered to Buyer FOB Bombardier's U.S.
          distribution centre. AOG and Critical Orders shall be delivered FOB point of origin.

     2.13.2 Delivery Time

          Bombardier shall use reasonable efforts so that shipment of Bombardier Parts to Buyer be as follows:

          a)AOG Orders

            Ship  AOG  Orders within four (4) hours of  receipt
            of   Order.   Buyer's  affected  Aircraft   factory
            production number shall be required on AOG Orders;

          b)Critical Orders (A1)

            Ship critical Orders within twenty-four (24) hours of order receipt;

          c)Expedite Orders (A2)

            Ship expedite Orders within seven (7) calendar days of order receipt;

          d)Initial Provisioning Orders

            Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

          e.)    Other Orders

            Shipment of stock items shall be approximately thirty (30) calendar days after Bombardier's receipt of Buyer's Order. Shipment of non-stock items shall be in accordance with quoted lead times or lead times published in the current Spare Parts Price Catalogue, procurement data, or provisioning data.

          2.14 Collect Shipments

               Where collect shipments are not deemed practicable by Bombardier, charges for shipment, insurance, prepaid freight charges and all other costs paid by Bombardier shall be paid by Buyer promptly upon presentation to Buyer of invoices covering the same.

          2.15 Freight Forwarder

               If Buyer elects to use the services of a freight forwarder for the onward movement of Spare Parts, Buyer agrees to release Bombardier from and indemnify it for any liability for any fines or seizures of Spare Parts imposed under any governmental Goods in Transit regulations. Any such fines levied against Bombardier will be invoiced to Buyer and any Spare Parts seized under such regulations will be deemed to be received, inspected, and accepted by Buyer at the time of seizure.

          2.16 Intentionally Left Blank


          2.17 Title and Risk of Loss

               Property and title to the Spare Parts will pass to Buyer upon payment for the Spare Parts in full. Until payment in full for Spare Parts,
               (a)  title  to them will not pass to Buyer,  and
               (b) Bombardier maintains a purchase money security interest in them. Risk of loss of the Spare Parts will pass to the Buyer upon delivery by Bombardier. With respect to Spare Parts rejected by Buyer pursuant to Annex A Article 2.19, risk of loss shall remain with Buyer until such Spare Parts are re-delivered to Bombardier
               .

               Bombardier agrees to notify Buyer when material is shipped and shall provide carrier's reference information (i.e., waybill number).

          2.18 Inspection and Acceptance

               All Spare Parts shall be subject to inspection by Buyer at destination. Use of Spare Parts or failure of Buyer to give notice of rejection within forty-five (45) days after receipt shall constitute acceptance. Acceptance shall be final and Buyer waives the right to revoke acceptance for any reason, whether or not known to Buyer at the time of acceptance. Buyer's remedies for defects discovered before acceptance are exclusively provided for in Annex A Article 2.19 herein.

          2.19 Rejection

               Any  notice of rejection referred to in Annex  A
               Article 2.18 shall specify the reasons for rejection. If Bombardier concurs with a rejection, Bombardier shall, at its option, either correct, repair or replace the rejected Spare Parts. Buyer shall, upon receipt of Bombardier's written instructions and Material Return Authorization ("MRA") number, which Bombardier shall issue in a timely manner, return the rejected Spare Parts to Bombardier at its specified plant, or other destination as may be mutually agreeable. The return of the rejected Spare Parts to Bombardier and the return or delivery of a corrected or repaired rejected Spare Part or any replacement for any such Spare Part to Buyer shall be at Bombardier's expense. Any corrected, repaired or replacement Spare Parts shall be subject to the provisions of this Agreement.

          2.20 Payment

               Except  as  provided  in Annex  A  Article  2.22
               below, payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by Bombardier at an annual rate of interest equal to the U.S. prime interest rate as established from time to time by the Chase Manhattan Bank, New York Branch, or its successor,,, plus two percent (2%) calculated and compounded monthly.

          2.21 Payment for Provisioning Items

               Payment for Provisioning Items purchased by Buyer as contemplated by Paragraph 2.7.1(i) shall be made by Buyer as follows:

               a) a deposit of 7.5% of the total price of the Provisioning Items as selected by Buyer, upon signature of the spares provisioning document;
               and

               b)     the   balance  of  the  total  price   of
               Provisioning Items upon their delivery.

          2.22 Modified Terms of Payment

               Bombardier reserves the right to alter the terms of payment without prior notice if Buyer fails to pay when due an amount Buyer owes under any agreement with Bombardier, unless such failure relates to a good faith dispute of an invoice.

          2.23 Regulations

               Buyer shall comply with all applicable monetary and exchange control regulations and shall obtain any necessary authority from the governmental agencies administering such regulations to enable Buyer to make payments at the time and place and in the manner specified herein.

          2.24 Warranty

          The warranty applicable to Spare Parts is set forth in Annex B hereto.



          2.25 Cancellation of Orders

               Except as otherwise may apply to initial provisioning, if Buyer cancels an Order, Bombardier, at its option, shall be entitled to recover actual damages, but not less than the following cancellation charges or more than the purchase price of the Spare Parts covered by the
               Order:

               a) if work accomplished on the Order has been limited to Bombardier Spares Department, or the part has been identified as "shelf stock" in the Spare Parts Price Catalogue, no cancellation charges shall be made;

               b) if production planning has been completed on the Order and shop orders have been written, but no shop time or material charges have been made against the Order, the cancellation charge shall be 10% of the price but not to exceed $100 per unit;

               c) if shop time or material charges have been made against the Order, the cancellation charge shall be based on the cost of such time and materials, plus overhead; and

               d) if the Spare Parts covered by the Order can be absorbed into Bombardier's inventory without increasing Bombardier's normal maximum stock level, no cancellation charges shall be made.

          2.26 Lease

               Bombardier shall select and make available certain parts for lease, subject to availability Buyer has the option to negotiate a lease agreement with Bombardier separate from this Agreement.

          2.27 Additional Terms and Conditions

               Bombardier's conditions of sale are deemed to incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions  do not conflict with the  terms  and
               conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.

          ARTICLE 3 - TRAINING

3.1            General Terms

     3.1.1 The objective of the training programs (the "Programs"), as described herein, shall be to familiarize and assist Buyer's personnel in the introduction, operation, and maintenance of the Aircraft.

          Bombardier shall offer to the Buyer the Programs in the English language at a Bombardier designated facility.

          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          -----------------------------------------------------
          --------------------

     3.1.2 Buyer shall be responsible for all travel and living expenses, including local transportation, of Buyer's personnel incurred in connection with the Programs.

     3.1.3 The Programs shall be designed to reflect the model and/or configuration of the Aircraft and may include differences training to identify such configuration or model. Manuals which are provided during the Programs exclude revision service.

     3.1.4 A training conference shall be held where possible no later than six (6) months prior to the Scheduled Delivery Date of the first Aircraft to the Buyer, or as may be otherwise agreed, to establish the Programs' content and schedule.

3.2            Flight Crew Training

     3.2.1     Flight Crew Ground Training

         At  no additional charge, Bombardier will provide with
          each delivered Aircraft, a TC or FAA approved transition training for ------- (--) of Buyer's pilots who meet the minimum entry requirement provided in the applicable training manual. Each course shall consist of up to eighty (80) hours of classroom instruction which may include part task trainer, Computer Based Training (CBT), and/or Flight Training Device (FTD). Bombardier shall furnish each of Buyer's licensed pilots attending the course one copy of the Flight Crew Operating Manual.

     3.2.2     Pilot Simulator Training

          Bombardier shall provide access at Buyer's expense to a TC or FAA approved flight simulator for the crew trained under Annex A Article 3.2.1. Bombardier shall provide a simulator instructor for eight (8) missions for the crew trained on Bombardier's designated simulator in Montreal; each mission shall consist of four (4) hours in the simulator and required briefing/debriefing sessions.

     3.2.3     In-flight Training

          Should Buyer require aircraft flight training, such training shall be conducted in Buyer's Aircraft after the Delivery Date for up to a maximum of ---- (--) of Buyer's pilots. Bombardier shall provide an instructor pilot at no additional charge; Buyer shall be responsible for the cost of fuel, oil, landing fees, taxes, insurance, maintenance, and other associated operating expenses required for the Aircraft during such training.

     3.2.4     Flight Attendant Course

          A familiarization course for up to ---- (--) of Buyer's flight attendant personnel shall be conducted. Each course shall be for a maximum of five (5) working days duration. This course shall present general information on the Aircraft and detailed information on the operation of the passenger safety equipment and emergency equipment. Bombardier shall furnish for each participant in this course one (1) copy of the Flight Attendant Training Guide which shall not be revised. Buyer shall assist Bombardier in the development of the Flight Attendant Training Guide to incorporate Buyer's specific equipment and procedures.

     3.2.5     Recurrent Pilot Training

          Bombardier shall, upon Buyer's request, provide a proposal for a TC or FAA approved course for type rated pilots, customized in content to meet the recurrent training of Buyer's pilots.

     3.2.6     Course Training Material

          Bombardier shall, upon Buyer's request, present a proposal to provide one (1) set of the materials
          (without revision service) used to conduct the Flight
          Crew Ground Training course, as follows:

          i)35 mm slides;
          ii)     Instructional  Narrative  and/or  Instruction
            Guides;
          iii)   Overhead Projection Transparencies;
          iv)    Motion picture and/or Video tapes; and
          v)Audio cassettes tapes.

3.3            Maintenance Training

     3.3.1      Airframe  and  Powerplant  Systems  Maintenance
          Course

         Bombardier  shall, at no additional charge,  train  up
          to ---- (--) of Buyer's qualified personnel per Aircraft. This course shall emphasize detailed systems description, operation, and routine line maintenance practices. The course material shall be principally mechanical with electrical and avionics information for overall systems comprehension. The course duration shall be for a maximum of twenty-five (25) working days.

     3.3.2      Electrical  and  Avionics  Systems  Maintenance
          Course

          Bombardier shall, at no additional charge, train up to ---- (--) of Buyer's qualified personnel per Aircraft. The course shall emphasis detailed systems description, operation and routine line maintenance practices. The course material shall be principally electrical and avionic but shall include mechanical information for overall systems comprehension. The course duration shall be for a maximum of twenty-five
          (25) working days.


     3.3.3     Specialist Courses

          At Buyer's request, Bombardier shall make a proposal for specialist courses which will be derived from Bombardier's standard courses detailed herein.

     3.3.4     Recurrent Training

          At Buyer's request, Bombardier shall make a proposal for a Regulatory Authority approved training plan for maintenance recurrent training.

     3.3.5     Vendor Training

          At Buyer's request, Bombardier shall assist Buyer to obtain vendor maintenance training.

     3.3.6     Course Training Material

          Bombardier, upon Buyer's request, shall present a proposal to provide one (1) set of the training materials (without revision service) used to conduct Bombardier's standard training as detailed herein:

          i)35 mm slides;
          ii)    Lesson Guides;
          iii)   Overhead Projection Transparencies;
          iv)    Motion picture and/or Video tapes; and
          v)Audio cassettes tapes.


3.4            Insurance

         3.4.1Buyer  shall at all times during flight  training
         in   Buyer's  Aircraft       secure  and  maintain  in
         effect, at its own expense, insurance policies covering the Aircraft including without limitation:

          a) liability insurance covering public liability, passenger, crew, property and cargo damage in amounts ----------------------------------------
               ------------------------------------------------
               -------------

          b) all risk aircraft hull and engine insurance for an amount which is not less than its then fair market value.

     3.4.2 The liability policy shall name Bombardier (and its affiliates) as additional insured. The hull policy shall contain a waiver of subrogation in favour of Bombardier (and its affiliates); ----------
          -----------------------------------------------------
          ---------------------------------------           All
          insurance policies shall provide for payments despite any misrepresentations or breach of warranty by any person (other than the assured receiving payments) and shall not be subject to any offset by any other insurance carried by Bombardier except that Buyer shall not be required to provide insurance with respect to the manufacturing, repair and maintenance activities of Bombardier (and of its affiliates) and the related potential liability (product or otherwise) arising therefrom.


          ARTICLE 4 - TECHNICAL DATA

          4.1  Technical Data Provided

               Bombardier shall furnish to Buyer the Technical Data described in Attachment A hereto (the "Technical Data"). The Technical Data shall be in the English language and shall provide information on items manufactured according to Bombardier's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed.

          4.2  Shipment

               All Technical Data provided hereunder shall be delivered to Buyer Free Carrier (Incoterms)
               Bombardier's designated facilities and at the time indicated in Attachment A.

          4.3  Proprietary Technical Data

               It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to Bombardier and all rights to copyright belong to Bombardier and the Technical Data shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely to maintain, operate, overhaul or repair the Aircraft or to make installation or alteration thereto allowed by Bombardier.

               Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or Spare Parts including Bombardier Parts or items of equipment, except when manufacture or redesign is permitted under the provisions
               Article  23.2  of the Agreement or  of  Annex  A
               Article 2.4 hereof and then only to the extent and for the purposes expressly permitted therein.


           ANNEX B - WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - WARRANTY

The following warranty is that to which reference is made in
               Article 3 of the Agreement.

1.1            Warranty

     1.1.1     Subject to Annex B Articles 1.9, 1.10, and 2,
          Bombardier warrants that, at the date of delivery of the Aircraft or Bombardier Part, as applicable
          :

          a)the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty;

          b)the Aircraft shall be free from defects caused by the failure of Bombardier to install a Vendor Part or Powerplant Part in accordance with reasonable instructions of the vendor;

          c)the Aircraft, excluding however Vendor Parts and Powerplant Parts which shall be governed by
            Article 2 hereof, shall be free from defects in material or workmanship------------------------
            ------------ and

          d.)     the  Aircraft,  excluding  however  Vendor
            Parts and Powerplant Parts which shall be governed by Article 2 hereof, shall be free from defects in design, having regard to the state of the art as of the date of such design.

     1.1.2      The  Warranty set forth in Annex  B  Article
          1.1.1 (c) and (d) above shall also be applicable to Bombardier Parts purchased as Spare Parts.

     1.1.3 Bombardier further warrants that, at the time of delivery, the Technical Data shall be free from error.

1.2            Warranty Period

     1.2.1 The Warranty set forth in Annex B Article 1.1 shall remain in effect for any defect covered by the Warranty (a "Defect") becoming apparent during the following periods (individually, the "Warranty Period"):

          a)for failure to conform to the Specification and in the installation referred to in Annex B
            Article  1.1.1  (a)  and 1.1.1  (b),  thirty-six
            (36) months from the Delivery Date;

          b)for those Defects in material or workmanship referred to in Annex B Article 1.1.1 (c) and 1.1.2, thirty-six (36) months from the date of delivery of the Aircraft or Bombardier Parts, as applicable;

          c)for those Defects in design referred to in Annex B Article 1.1.1 (d), thirty-six (36) months from the date of delivery of the Aircraft or Bombardier Parts, as applicable; and

          d)for errors in the Technical Data referred to  in
            Annex  B Article 1.1.3, twelve (12) months  from
            the   date   of   delivery  of  the   applicable
            Technical Data.

1.3            Repair, Replacement or Rework

     As to each matter covered by this Warranty Bombardier's sole obligation and liability under this Warranty is expressly limited to, at Bombardier's election, correction by the repair, replacement or rework of the defective part or item of Technical Data. The repaired, replaced or reworked part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period.

     In the case of a Defect relating to non-conformance with the Specification, Bombardier shall correct that Defect in the equipment item or part in which the Defect appears, except that Bombardier will not be obligated to correct any Defect which has no material adverse effect on the maintenance, use or operation of the Aircraft or the image of Buyer as a reputable airline operator.

1.4            Claims Information

     Bombardier's obligations hereunder are subject to a Warranty claim to be submitted in writing to Bombardier's warranty administrator, which claim shall include but not be limited to the following information:

     a)the  identity of the part or item involved, including
       the    Part   number,  serial  number  if  applicable
       nomenclature   and  the  quantity   claimed   to   be
       defective;

     b)the manufacturer's serial number of the Aircraft from which the part was removed;

     c)the date the claimed Defect became apparent to Buyer;

     d)the total flight hours (and cycles if applicable) accrued on the part at the time the claimed Defect became apparent to Buyer; and

     e)a   description  of  the  claimed  Defect   and   the
       circumstances pertaining thereto.

1.5            Intentionally Left Blank .

1.6            Timely Corrections

     Bombardier  shall  make  the  repair,  replacement   or
     rework, following receipt of the defective part or item, with reasonable care and dispatch.

     In the event that Bombardier does not respond or confirm receipt of a warranty claim from Buyer --------
     -------------------------------------------------------
     ------- subject to Buyer and Bombardier agreeing on a non-receipt of a confirmation from Bombardier within -- -------- from the date of submittal of claim.


1.7  Labour Reimbursement

     For correction of Defects Bombardier shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective Bombardier Part and, if the repair, replacement or rework is performed by Buyer or by third party on behalf of Buyer, Bombardier shall reimburse Buyer for Bombardier estimated hours or for Buyer's or third party's actual labour hours, whichever is less, for the repair, replacement or rework of the defective Bombardier Part excluding any work necessary to gain access to said Bombardier Part. Such reimbursement shall be based upon Buyer's direct labour rate per manhour plus burden rate of fifty percent (50%), subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed fifty percent (50%) of the Bombardier published selling labour rate.

1.8  Approval, Audit, Transportation and Waiver

     All Warranty claims shall be subject to audit and approval by Bombardier. Bombardier will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days following the receipt of the claim and (if requested) return of the defective Bombardier Part to Bombardier's designated facility. Bombardier shall notify Buyer of Bombardier's disposition of each claim.

     Buyer shall pay all costs of transportation of the defective part from Buyer to Bombardier's U.S. distribution centre and Bombardier shall pay all costs of transportation of the repaired, corrected or replacement parts back to Buyer.
1.9            Limitations

     1.9.1      Bombardier  shall be relieved of  and  shall
          have   no  obligation  or  liability  under   this
          Warranty if:

          a)the Aircraft was operated with any products or parts not specifically approved by Bombardier, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such products or parts were not a cause of the Defect; or

          b)the Aircraft was not operated or maintained in accordance with the Technical Data listed in Attachment A of Annex A and the manufacturer's documentation furnished to Buyer (including Service Bulletins and airworthiness directives) unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation or maintenance was not a cause of the Defect; or

          c)the Aircraft was not operated under normal airline use, unless Buyer furnishes reasonable evidence acceptable to Bombardier that such operation was not a cause of the Defect; or

          d)Buyer does not

            1)report  the  Defect in writing to Bombardier's
               Warranty administrator within forty-five (45) calendar days following such Defect becoming apparent, and

            2)retain  the  Bombardier  Part  claimed  to  be
               defective until advised by Bombardier to return such Bombardier Part to Bombardier's designated facility in order for Bombardier to finalize its evaluation of the Warranty claim or to otherwise dispose of such Bombardier Part; or

          e)Buyer does not submit reasonable demonstration to Bombardier within forty-five (45) calendar days after the Defect becomes apparent that the Defect is due to a matter covered within this Warranty; or

          f)Buyer does not allow Bombardier reasonable opportunity (taking into account Buyer's wish to replace Aircraft back in service) to be present during the disassembly and inspection of the Bombardier Part claimed to be defective.

     1.9.2      The  above warranties do not apply to  Buyer
          Furnished Equipment.

1.10 Normal Usage

     Normal   wear  and  tear  and  the  need  for   regular
     maintenance and overhaul shall not constitute a Defect or failure under this Warranty.

1.11 Overhaul of Warranty Parts

     Bombardier's liability for a Bombardier Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.12 No Fault Found

     In the event that a Bombardier Part returned under a Warranty claim is subsequently established to be serviceable then Bombardier shall be entitled to charge and recover from Buyer any reasonable inspection, transportation, repair and other costs of a similar nature incurred by Bombardier in connection with such Warranty claim. Providing, however, in the event that repetitive in-service failure occurs on the particular Bombardier Part which is subsequently identified by Bombardier on a repeated basis to be "no fault found," then Bombardier and Buyer shall discuss and mutually agree a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above mentioned costs, if incurred by Bombardier will be borne by Bombardier, and any such costs already paid by Buyer will be reimbursed by Bombardier.


ARTICLE 2 - VENDOR WARRANTIES

2.1  Warranties from Vendors

     The Warranty provisions of this Annex B apply to Bombardier Parts only. However, Bombardier has made or shall make reasonable efforts to obtain favourable warranties from vendors, with respect to Vendor Parts and Power Plant Parts. Except as specifically provided under this Annex B Article 2, Bombardier shall have no liability or responsibility for any such Vendor Parts and Power Plant Parts and the warranties for those Vendor Parts and Power Plant Parts shall be the responsibility of the vendor and a matter as between Buyer and vendor.

2.2  Vendor Warranty Backstop

     For those Vendor Parts installed on the Aircraft at the Delivery Date or subsequently purchased through Bombardier, excluding the Powerplant or the Power Plant Parts, in the event the parties agree that a vendor is in default in the performance of any material obligation under any applicable warranty obtained by Bombardier from such vendor pursuant to Annex B Article 2.1 above, the warranties and all other terms and conditions of Annex B Article 1 shall become applicable as if the Vendor Parts had been a Bombardier Part, except that the warranty period shall be the Warranty Period as set forth herein or by the vendor's warranty, whichever is shorter.

2.3  Bombardier's Interface Commitment

     In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request addressed to Bombardier's warranty administrator, Bombardier shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to Bombardier all data and information in Buyer's possession relevant to the interface problem and shall cooperate with Bombardier in the conduct of its investigation and such tests as may be required. Bombardier, at the conclusion of its investigation, shall advise Buyer in writing of Bombardier's opinion as to the cause of the problem and Bombardier's recommended corrective action.


ARTICLE 3 - SERVICE LIFE POLICY

3.1  Applicability

     The Service Life Policy ("SLP") described in this Annex
     B Article 3 shall apply if ------------------------- in
     any  Covered  Component which is  defined  in  Annex  B
     Article 3.7 below.

3.2  Term

     3.2.1 Should such failures occur in any Covered Component within one hundred and forty-four (144) months following delivery of the Aircraft containing such Covered Component, Bombardier shall, as promptly as practicable and at its option;

          a)design and/or furnish a correction for such failed Covered Component; or

          b)furnish    a   replacement   Covered   Component
            (exclusive of standard parts such as bearings, bushings, nuts, bolts, consumables and similar low value items).

3.3  Price

     Any Covered Component which Bombardier is required to furnish under this SLP shall be provided for at a price calculated in accordance with the following formula:

          P    =    C x T
                    144

          Where:

          P    =    Price of Covered Component to Buyer;
          C     =    Bombardier's then current price for the
          Covered                  Component;
          T     =     The  total  time to the nearest  month
          since   the  Aircraft             containing   the
          Covered  Component, ------------------------------
          ----------------------    was     delivered     by
          Bombardier

3.4            Conditions and Limitations

     3.4.1       The   following   general  conditions   and
          limitations shall apply to the SLP:

          a)the  transportation  cost  for  the  return   to
            Bombardier's designated facility, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by Bombardier but Buyer agrees to use reasonable efforts to ship the Covered Component on Buyer's aircraft to a scheduled destination closest to Canadair's designated facility at no cost to Bombardier;

          b)Bombardier's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to Bombardier that the failure is covered hereby;

          c)Buyer shall report any failure of a Covered Component in writing to Bombardier`s Warranty administrator within two (2) months after such failure becomes evident -----------------------
            -- Failure to give this required notice shall excuse Bombardier from all obligations with respect to such failure;

          d)the provisions of Annex B Article 1.9 of the Warranty (except for subparagraphs (d) and (e) thereof) are incorporated by this reference and shall condition Bombardier's obligations under this SLP with respect to any Covered Component;

          e)Bombardier's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by Bombardier from Buyer of any notice of an occurrence which constitutes a failure in a Covered Component, subject to Buyer having had reasonable time to
            i) obtain parts required for the installation of the Service Bulletin and ii) incorporate the Service Bulletin into the Aircraft. The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to Bombardier that such failure was not caused by Buyer's failure to so modify the Aircraft;

          f)this SLP shall not apply to a failure of a Covered Component if Bombardier determines that such failure may not reasonably be expected to occur on a repetitive basis unless subsequently demonstrated to be; and

          g)this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, except for normal wear and tear, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage, to any Covered Component.

3.5  Coverage

     This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. Bombardier's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6  Covered Component

     Only those items or part thereof listed in Attachment A to this Annex B shall be deemed to be a Covered
     Component, and subject to the provisions of this SLP.


ARTICLE 4 - GENERAL

4.1 It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Annex B.







          September 10, 1999

Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 001A to Purchase Agreement No. PA-
0454  dated  July  29,  1999 (the  "Agreement"  between
Bombardier  Inc.  ("Bombardier")  and  Atlantic   Coast
Airlines ("Buyer") relating to the purchase of six  (6)
Canadair Regional Jet Aircraft (the "Aircraft")

This Letter Agreement No. 001A dated September 10, 1999 cancels and supersedes Letter Agreement No. 001 dated
July 29, 1999.

          Subject:       Credit Memoranda

1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0   In consideration of Buyer having entered into the
above referenced Agreement for the purchase of six  (6)
Aircraft  (and for the exercise of any Option  Aircraft
(as defined in Letter Agreement No. 003)), Bombardier will issue to Buyer, upon delivery and payment of the price of the Aircraft in accordance with the Agreement,

          (i)   for  each  of  the  -------------------
          Aircraft  (including  any  delivered   Option
          Aircraft), a credit memorandum in the  amount
          of  -----------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          -----------------
-------------------------------------------------------
-------------------------------------------------------
----------

3.0  In consideration of Buyer having entered into  the
above  referenced Agreement, Bombardier will  issue  to
Buyer,  upon delivery and payment of the price  of  the
Aircraft in accordance with the Agreement, for each  of
the -----------------------------, a ----------- credit
memorandum in the amount of ---------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
------------- -----------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-----------------------------------------------

4.0 ---------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------   The  credit  memorandum  will  ----  be
adjusted on the same pro-rata percentage calculation as other aircraft price changes due to changes in the Specification or Buyer selected optional features as otherwise provided for in this Agreement. The credit memorandum, as adjusted, will collectively be known as the "Credit Memoranda".

5.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered Aircraft.


6.0   The  provisions  of  this  Letter  Agreement  are
personal  to  Buyer  and  shall  not  be  assigned   or
otherwise disposed of by Buyer, except as required  for
financing  purposes in accordance with Letter Agreement
No. 004 (Financing) and except as part of an assignment
of  the Agreement as expressly permitted in Article  20
of the Agreement, without the prior written consent of Bombardier.

Should  there be any inconsistency between this  Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.



          Yours truly,

          BOMBARDIER INC.




          ________________________
               Date:_____________
          Scott Preece
          Manager, Contracts




          Acknowledged and Accepted

          Atlantic Coast Airlines




          ________________________
               Date:_____________
          Kerry B. Skeen
          President               &              C.E.O.

July 29, 1999







Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 002 to Purchase Agreement No.  PA-
0454  dated  July  29,  1999 (the  "Agreement"  between
Bombardier  Inc.  ("Bombardier")  and  Atlantic   Coast
Airlines ("Buyer") relating to the purchase of six  (6)
Canadair Regional Jet Aircraft (the "Aircraft")



Subject:  Assignment



Gentlemen:

This  letter  constitutes  an  integral  part  of   the
Agreement and evidences our further agreement with respect to the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

1.0 Buyer shall have the right to assign its right to purchase and to lease up to six (6) of the Aircraft (Aircraft 1-6) to a new corporation to be formed in the U.S. ("Newco") subject to:

         (i)  Newco shall be a U.S. citizen;

         (ii) section 1110 of the U.S. Bankruptcy Code applies;

     (iii) the provisions of Articles 20.1, 20.2, 20.3 of the Agreement;

         (iv) financing shall be based on Buyer's credit; and

     (v) additional reasonable terms and conditions required due to the different structure of the transaction and aircraft operations following disclosure and due diligence of the transaction envisaged.

3.0 Subject to the satisfaction of the foregoing, the assignment shall then be an assignment permitted pursuant to the terms of Article 20 of the Agreement, such that Newco will be entitled to all benefits as contained in the Agreement.

4.0 In the event of the termination of the Agreement, this Letter Agreement shall become automatically null and void.

5.0  The   provisions  of  this  Letter  Agreement  are
     personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.



     Yours very truly,
          BOMBARDIER INC.




          ________________________
               Date:_____________
          Michel Bourgeois
          Vice President, Contracts





          Acknowledged and Accepted


          Atlantic Coast Airlines




          ________________________
               Date:_____________
          Kerry B. Skeen
          President & C.E.O.





Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166

Gentlemen,

Letter  Agreement No. 003 to Purchase Agreement No. PA-
     0454 dated July 29, 1999 (the "Agreement") between
     Bombardier Inc. ("Bombardier") and Atlantic  Coast
     Airlines ("Buyer") relating to the purchase of Six
     (6)    Canadair   Regional   Jet   Aircraft   (the
     "Aircraft")

Subject:       Option Aircraft

1.0  This  letter constitutes an integral part  of  the
     Agreement and evidences our further agreement with
     the  matters  set  forth below.   All  terms  used
     herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  In  consideration of Buyer having entered into the
     above  referenced Agreement, Bombardier will grant
     to  Buyer  the  right to purchase  seventeen  (17)
     additional Aircraft (the "Option Aircraft") in accordance with the following general conditions:

     (a)  Number of Option Aircraft

          The  Scheduled Delivery Dates of  the  Option
          Aircraft are follows:

          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          ---------------------------------------------
          --------

     (b)  Terms

          (i)  The Option Aircraft will be as described
          in Article 2 of     the Agreement.

          (ii) (a)   The  base price for  each  of  the
               Option  Aircraft  (excluding  the  Buyer
               Selected  Optional  Features)  Ex  Works
               (Incoterms 1990) Bombardier's offices or
               premises   in   Montreal,  Province   of
               Quebec, Canada, is ---------------------
               ----------------------------------------
               ------------------------ ---------------
               ---------------------.

               (b)    The  base  price  of  the   Buyer
               Selected Optional Features is ----------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ------

               The Option Aircraft base price shall be the base price for the Option Aircraft as stated in paragraph (b)(ii)(a), plus the base price of the Buyer Selected
               Optional Features as stated in paragraph
               (b)(ii)(b)  (the "Option  Aircraft  Base
               Price").

               The  price  of the Option Aircraft  (the
               "Option Aircraft Purchase Price")  shall
               be   the  Option  Aircraft  Base   Price
               adjusted to ----------------------------
               ----------------------------------------
               ----------------------------------------
               ---------------- of the Option Aircraft.
               Such adjustments shall be based on the Economic Adjustment Formula as found in Appendix I of the Agreement.

          (ii) As  consideration for this option, Buyer
               shall  make or cause to make payment  to
               Bombardier -----------------------------
               ----------------------------------------
               -----  per Option Aircraft (the  "Option
               Deposit")   upon   execution   of    the
               Agreement, for a total amount of -------
               ----------------------------------------
               ------------------------

           (iii)     Unless expressly provided  for  in
               the  Agreement, the terms and conditions
               of   the   Agreement  (including  Letter
               Agreements, except as noted below) shall
               apply  mutatis  mutandis to  the  Option
               Aircraft,  with the exception  that  the
               provisions  with  respect  to  Annex   A
               training courses as specified in Article
               3.2.4 of the Agreement (Flight Attendant
               Courses), shall not apply to the  Option
               Aircraft.

          (iv) The following Letter Agreement shall not apply to the Option Aircraft and is hereby excluded:

                     Letter  Agreement No. 003  (Option
          Aircraft)

          (v)  Letter   Agreement  No.  008A  (Schedule
               Completion  Rate), Letter Agreement  No.
               009C  (Airframe Direct Maintenance Cost)
               and    Letter    Agreement    No.    006
               (Operational Restrictions) of purchase agreement no. RJ-0350 dated January 8, 1997, as amended through contract change order no. 14 to such purchase agreement, shall apply mutatis mutandis to the Option Aircraft, with specific terms for Option Aircraft as set out therein.

     (c)  Option Aircraft Payment Terms

     Terms of payment for each of the Option Aircraft shall be based upon the Option Aircraft Base Price of such aircraft and will be as follows:

          ---------------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               -------------------------------

     All  payments referred to in paragraphs a., b. and
     c. above are to be made on the first day of the applicable month.
      (d) Exercise Procedures

          Timing and procedures for the exercise of Option Aircraft shall be as follows:

          (i)  The Option Aircraft will be exercised as
               individual    aircraft,    with    Buyer
               providing   written   notice   of    its
               intention   to   do   so   ("Notice   of
               Intention")  --------------------  prior
               to  the  first day of the month  of  the
               Scheduled   Delivery   Date    of    the
               applicable  Option  Aircraft,  at  which
               point   the  Option  Deposit   for   the
               applicable  Option Aircraft will  become
               non-refundable,   and    a    definitive
               irrevocable, written exercise-----------
               --------- prior to the first day of the month of the Scheduled Delivery Date of the applicable Option Aircraft.

          (ii) At any time prior to the Notice of Intention of an Option Aircraft, Buyer may elect (on one occasion only as to any such Option Aircraft) to reschedule the Scheduled Delivery Date for such Option Aircraft to a date up to --------
               ---------- after its original  Scheduled
               Delivery Date, subject to Bombardier having position(s) available for the requested rescheduled delivery date(s), taking into account Bombardier's then production rate and commitments.

               In  the event Bombardier cannot offer an
               aircraft delivery position in the  month
               requested by Buyer, Bombardier shall use
               its   reasonable  efforts  (taking  into
               account   Bombardier's  production   and
               commitments),   to  offer   a   delivery
               position  in  the calendar quarter  next
               succeeding   the  requested  rescheduled
               delivery  date, failing which Bombardier
               shall   offer  to  Buyer  the  available
               positions, if any, ---------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               -----------------
          (iv) The  following process shall be utilized
               to    provide   notices   (with   notice
               provisions in accordance with Article 17 of the Agreement):

               Buyer  may provide notice of its  desire
               to  reschedule ("Notice of  Reschedule")
               the  Scheduled  Delivery  Date  for   an
               Option Aircraft (on one occasion only as to any such Option Aircraft) at any time up to and including --------------------
               prior  to the first day of the Scheduled
               Delivery Date of such option Aircraft.

               Following receipt of Buyer's notice to reschedule, Bombardier shall have ------
               ---------------- within which to respond to Buyer's notice, providing alternative delivery date(s), where available and as applicable as per paragraph d(ii) above.

               Buyer shall use its reasonable efforts to notify Bombardier of its definitive intentions regarding the postponement requested within ---------------- of its request for postponement.

               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
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               ----------------------------------------
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               ----------------------------------------
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               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               -------------------------------
          (v)  In  all  cases,  prior to  notice  being
               received  by  Bombardier from  Buyer  of
               Buyer's   formal   acceptance   of   the
               rescheduled  delivery  position(s),  any
               rescheduled     delivery     position(s)
               provided  from Bombardier to Buyer  will
               be  subject to prior sale, commitment or
               other   disposition  of  the  applicable
               aircraft.

          (vi) Buyer's  failure to exercise its  rights
               with  respect  an Option Aircraft  shall
               result  in  the  cancellation  of   such
               Option Aircraft.

          (vii)      The  price  of any of  the  Option
               Aircraft which have been rescheduled  by
               Buyer  (including as a result of a Buyer
               Excusable  Delay, as defined in  Article
               13 of the Agreement) to a delivery month
               beyond  October  2003 will  increase  to
               reflect  price changes to  the  aircraft
               standard  base  price (list  price),  if
               any,   as   a  result  of  value   added
               modifications incorporated  as  standard
               into  the Option Aircraft from the  date
               of the execution of the Agreement to the
               date   of  exercise  of  the  applicable
               Option Aircraft.

          (viii)      Buyer   will  endeavor  to   keep
               Bombardier informed as to its intentions
               regarding    rescheduling   of    Option
               Aircraft.


          3.0  Bombardier  will, upon payment  for  and
               delivery of each Option Aircraft, at  no
               additional  charge to Buyer, extend  the
               term of Article 1.2.2 of Annex A of  the
               Agreement     (the     Field     Service
               Representative  ("FSR"))  by   two   (2)
               additional months.

          4.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

          5.0  Upon  exercise  of  Buyer's  rights   to
               purchase in accordance with this  Letter
               Agreement, the parties shall  amend  the
               Agreement  or  enter into an  additional
               purchase  agreement  in  order  to  give
               effect   to   the  purchase  of   Option
               Aircraft in accordance with the terms and conditions thereof.

          6.0  The  provisions of this Letter Agreement
               are  personal  to Buyer and,  except  as
               part  of  an assignment of the Agreement
               as expressly permitted by the provisions
               in  Article  20 of the Agreement,  shall
               not be assigned or otherwise disposed of
               by   Buyer  without  the  prior  written
               consent of Bombardier.


          Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.



          Yours truly,
          BOMBARDIER INC.



          ________________________
               Date:_____________
          Michel Bourgeois
          Vice President, Contracts



          Acknowledged and Accepted



          ATLANTIC COAST AIRLINES



          ________________________
               Date:_____________
          Kerry B. Skeen
          President and C.E.O.




July 29, 1999






Atlantic Coast Airlines
515A Shaw Road,
Sterling, Virginia,
U.S.A. 20166


Gentlemen,


          Letter   Agreement  No.   004   to   Purchase
          Agreement  No.  PA-0454 dated July  29,  1999
          (the  "Agreement")  between  Bombardier  Inc.
          ("Bombardier")  and Atlantic  Coast  Airlines
          ("Buyer") relating to the purchase of six (6)
          Canadair    Regional   Jet   Aircraft    (the
          "Aircraft")



          Subject:       Financing

     1.0  This  letter constitutes an integral part  of
          the   Agreement  and  evidences  our  further
          agreement  with the matters set forth  below.
          All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

          1.1  This  Letter  Agreement  describes   the
               general  terms  and  conditions  of  the
               financing  assistance to be provided  by
               Bombardier to Buyer.  ------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               -----------------------

     2.0  Financing Assistance

          2.1  Financing assistance referred to in this
               Letter  Agreement No.  004  shall  apply
               only    to    the   Financed   Aircraft.
               Financing for the Financed Aircraft will
               be   arranged   by  Buyer   working   in
               coordination with Bombardier.  The  form
               of  any support which may be provided by
               Bombardier   is   to   be   treated   as
               confidential and is not to  be  provided
               by  Buyer to any third party without the
               third   party   executing   Bombardier's
               confidentiality   agreement.    It    is
               Buyer's responsibility to have such form
               executed  with any third party prior  to
               Buyer's    disclosure   of   any    such
               information and to provide such form to Bombardier for approval. The above does not apply where Buyer or the applicable third party is required to disclose such information by law or compelled by court order to do so.

          2.2  ----------------------------------------
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               ---------------------------------
          2.3  ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
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               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               -----------------------------------

          3.0  ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               ----------------------------------------
               --

          4.0  ----------------------------------------
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               ---------------------------------
          5.0  In  the event of the termination of  the
               Agreement  pursuant to Article  16.1  or
               16.2  as a result of a default or breach
               of  this Agreement by Buyer, this Letter
               Agreement   shall  become  automatically
               null and void.

          6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by
               Article 20 of the Agreement.

          Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


          Yours truly,
          BOMBARDIER INC.





          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts


          Acknowledged and Accepted


          Atlantic Coast Airlines






          ________________________
          Date:_____________
          Kerry B. Skeen
          President and C.E.O.


July 29, 1999







Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter  Agreement No. 005 to Purchase Agreement No. PA-
     0454  dated July 29, 1999 (the "Agreement" between
     Bombardier Inc. ("Bombardier") and Atlantic  Coast
     Airlines ("Buyer") relating to the purchase of six
     (6)    Canadair   Regional   Jet   Aircraft   (the
     "Aircraft")

Subject:       Additional Customer Support

1.0  This  letter constitutes an integral part  of  the
     Agreement and evidences our further agreement with
     the  matters  set  forth below.   All  terms  used
     herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  Manuals on CD-ROM

2.1  Bombardier   and   Buyer   are   aware   that
     Bombardier  is  currently in the  process  of
     investigating  and  bringing  on-line  CD-ROM
     versions   of  various  manuals.   Bombardier
     hereby commits that in the event that  it  is
     able  to  successfully  and  cost-effectively
     complete this program, it will provide  Buyer
     with  CD-ROM  versions of  Buyer's  technical
     publications --------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ---------------------------------------------
     ------------------------------------------

     3.0  ---------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     ----------------------------------------------

4.0  --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
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     --------------------------------------------------
     ---------------------
5.0  The   provisions  of  this  Letter  Agreement  are
     personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 20 of the Agreement.

6.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

7.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

Should  there be any inconsistency between this  Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.



          Yours very truly,
          BOMBARDIER INC.




          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts







          Acknowledged and Accepted
          Atlantic Coast Airlines




          ________________________
          Date:_____________
          Kerry B. Skeen
          President & C.E.O.

July  29, 1999







Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 006 to Purchase Agreement No.  PA-
0454  dated  July  29,  1999 (the  "Agreement"  between
Bombardier  Inc.  ("Bombardier")  and  Atlantic   Coast
Airlines ("Buyer") relating to the purchase of six  (6)
Canadair Regional Jet Aircraft (the "Aircraft")


Subject:       Spares Credit


1.0  This  letter constitutes an integral part  of  the
     Agreement and evidences our further agreement with
     the  matters  set  forth below.   All  terms  used
     herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0  --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     --------------------------------------------------
     -----------------------------


3.0  The   provisions  of  this  Letter  Agreement  are
     personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted in Article 20 of the Agreement.

4.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

5.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void with respect to any undelivered
     Aircraft.


Should  there be any inconsistency between this  Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


     Yours very truly,
     BOMBARDIER INC.



          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts

          Acknowledged and Accepted

          Atlantic Coast Airlines


          ________________________
          Date:_____________
          Kerry B. Skeen
          President & C.E.O.

http://www.aerospace.bombardier.com



July 29, 1999




Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 007 to Purchase Agreement No. PA-0454 dated July 29, 1999 (the "Agreement" between Bombardier Inc.
("Bombardier") and Atlantic Coast Airlines ("Buyer") relating to the purchase of three (3) Canadair Regional Jet
Aircraft (the "Aircraft")

Subject:  Taxes, Duties And Licenses


1.0 This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

2.0 The parties contemplate that at time of delivery, the Aircraft will be sold to a United States company or other USA entity (the "Lessor"), and directly exported from Canada and subsequently leased to Buyer. --------
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     -----------------

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by Article 30 of the Agreement without the prior written consent of Bombardier.

6.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

7.0 In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.

Should there be any inconsistency between this Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


Yours very truly,
BOMBARDIER INC.



____________________________     Date:__________________________
Michel Bourgeois                 ___
Vice President, Contracts



Acknowledged and Accepted
Atlantic Coast Airlines



____________________________     Date:__________________________
Kerry B. Skeen                   ___
President & C.E.O.




July 29, 1999









Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166

Gentlemen,

Letter Agreement No. 008 to Purchase Agreement No.  PA-
0454  dated  July  29,  1999 (the  "Agreement"  between
Bombardier  Inc.  ("Bombardier")  and  Atlantic   Coast
Airlines ("Buyer") relating to the purchase of six  (6)
Canadair Regional Jet Aircraft (the "Aircraft")

          Subject:       Airworthiness Directives

1.0Intent

   In  consideration  of  Buyer entering  into  the  above-
   referenced Agreement, Bombardier states that it  is  its
   intention to incorporate before delivery of the Aircraft
   any Mandatory Modification Service Bulletins outstanding
   on the Aircraft.  --------------------------------------
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   ------

2.0Applicability

   The  provisions of this Letter Agreement will  apply  to
   mandatory Airworthiness Directives ("AD"), and resulting
   service  bulletins,  issued by the DOT  and/or  the  FAA
   pursuant to applicable regulations prior to the time  of
   delivery   of   any  Aircraft  ("Mandatory  Modification
   Service Bulletin").

3.0Conditions

   For  any  Mandatory  Modification Service  Bulletin  not
   incorporated on the Delivery Date, as defined in Article
   2.0  above,  Bombardier shall, subject to the provisions
   of Article 8.5 of the Agreement, -----------------------
   --------------------------------------------------------
   ---------------------- as provided in Article 4 hereof.


   4.0----------------------------------------------------
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          5.0  This letter constitutes an integral part
               of   the  Agreement  and  evidences  our
               further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

          6.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted in
               Article 20 of the Agreement.

          7.0  In  the event of the termination of  the
               Agreement,  this Letter Agreement  shall
               become   automatically  null  and   void
               unless  this Agreement is terminated  by
               Buyer  pursuant to Article 16.1 or  16.2
               as a result of a default or breach of this Agreement by Bombardier, in which event the terms and conditions of this Letter Agreement will continue to apply to the Aircraft delivered prior to the date of termination.

          Should there be any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter Agreement shall prevail.


     Yours very truly,
     BOMBARDIER INC.



          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts





          Acknowledged and Accepted


          Atlantic Coast Airlines



          ________________________
          Date:_____________
          Kerry B. Skeen
          President  & C.E.O.




July 29, 1999







Atlantic Coast Airlines
515A Shaw Road
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 009 to Purchase Agreement No.  PA-
0454  dated  July  29,  1999 (the  "Agreement"  between
Bombardier  Inc.  ("Bombardier")  and  Atlantic   Coast
Airlines ("Buyer") relating to the purchase of  six (6)
Canadair Regional Jet Aircraft (the "Aircraft")


          Subject:       Reconciliation


1.0The   parties  recognize  that  in  the  course  of  the
   administration of this Agreement, ----------------------
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   ------------------

2.0--------------------------------------------------------
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   --------------------------
3.0--------------------------------------------------------
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   --------------------------------------------------------
   ----------------------------

4.0This   letter  constitutes  an  integral  part  of   the
   Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.

5.0The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer except as part of an assignment of the Agreement (in whole not in part) expressly permitted under Article 20 of the Agreement and otherwise such consent shall not be unreasonably withheld.

6.0In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.


7.0Should  there be any inconsistency between  this  Letter
   Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
   Agreement shall prevail.


     Yours very truly,
          BOMBARDIER INC.



          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts





          Acknowledged and Accepted


          Atlantic Coast Airlines



          ________________________
          Date:_____________
          Kerry B. Skeen
          President & C.E.O.


July 29, 1999






Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter  Agreement No. 10 to Purchase Agreement No.  PA-
     0454 dated July 29, 1999 (the "Agreement") between
     Bombardier Inc. ("Bombardier") and Atlantic  Coast
     Airlines ("Buyer") relating to the purchase of six
     (6)    Canadair   Regional   Jet   Aircraft   (the
     "Aircraft")


Subject:       Spare Parts Price Catalogue


     This letter constitutes an integral part of the Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


1.0  In  consideration of Buyer having entered into the
     above   referenced  Agreement,  Bombardier  hereby
     confirms, ----------------------------------------
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     -

2.0  In the event that during -------------------------
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     -------------
3.0  In  reference  to Article 2 above, Bombardier  and
     Buyer shall mutually agree on the ----------------
     -------------

4.0 Except as provided for in Article 20.1 of the Agreement, the provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein. To the extent of any inconsistency or conflict between this Letter
     Agreement and the Agreement, this Letter Agreement shall prevail.

          Yours truly,
          BOMBARDIER INC.


          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts


          Acknowledged and Accepted

          Atlantic Coast Airlines


          ________________________
          Date:_____________
          Kerry B. Skeen
          President & C.E.O.

                         SCHEDULE 1

          ECONOMIC ADJUSTMENT FORMULA IN RESPECT OF
                      Bombardier PARTS


The rate of published escalation applicable between succeeding periods for which the Spare Parts Price
Catalogue is published to which reference is made in Letter Agreement No. 017 will be calculated using the following formula:

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July 29, 1999






Atlantic Coast Airlines
515A Shaw Road,
Dulles, Virginia,
U.S.A. 20166


Gentlemen,

Letter Agreement No. 011 to Purchase Agreement No.  PA-
0454  dated  July  29,  1999 (the  "Agreement"  between
Bombardier  Inc.  ("Bombardier")  and  Atlantic   Coast
Airlines ("Buyer") relating to the purchase of six  (6)
Canadair Regional Jet Aircraft (the "Aircraft")

Subject:  Cargo Floorboards

Gentlemen:

This  letter  constitutes  an  integral  part  of   the
Agreement and evidences our further agreement with the matters set forth below. All terms used herein and in the Agreement and not defined herein, shall have the same meaning as in the Agreement.


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5.    The  provisions  of  this  Letter  Agreement  are
personal  to  Buyer  and  shall  not  be  assigned   or
otherwise disposed of by Buyer except as part of an assignment of the Agreement expressly permitted by
Article 20 of the Agreement.

6.   This Letter Agreement constitutes an integral part
of   the  Agreement  and  subject  to  the  terms   and
conditions contained therein.

7. In the event of the Termination of the Agreement, this Letter Agreement shall become automatically null and void.
Should  there be any inconsistency between this  Letter
Agreement and the Agreement with respect to the subject matter covered by the terms hereof, then this Letter
Agreement shall prevail.


     Yours very truly,


          BOMBARDIER INC.


          ________________________
          Date:_____________
          Michel Bourgeois
          Vice President, Contracts







          Acknowledged and Accepted


          ATLANTIC COAST AIRLINES


          ________________________
          Date:_____________
          Kerry B. Skeen
          President & C.E.O.